Exhibit 10.1

ORDINARY SHARES PURCHASE AGREEMENT

Dated as of June 13, 2022

by and between

Sono Group N.V.

and

Joh. Berenberg, Gossler & Co. KG

i

ii

iii

ORDINARY SHARES PURCHASE AGREEMENT

This ORDINARY SHARES PURCHASE AGREEMENT is made and entered into as of June 13, 2022 (this “Agreement”), by and between Joh. Berenberg, Gossler & Co. KG (the “Investor”) and Sono Group N.V., a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands (the “Company”).

RECiTALS

WHEREAS, the parties desire that, upon the terms and subject to the conditions and limitations set forth herein, the Company may issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to $150,000,000 in aggregate gross purchase price of newly issued Ordinary Shares;

WHEREAS, such sales of Ordinary Shares by the Company to the Investor will be made in reliance upon the provisions of Section 4(a)(2) of the Securities Act (“Section 4(a)(2)”), and upon such other exemption or exclusion from the registration requirements of the Securities Act as may be available with respect to any or all of the sales of Ordinary Shares to the Investor to be made hereunder;

WHEREAS, the parties hereto are concurrently entering into a Registration Rights Agreement in the form attached as Exhibit A hereto (the “Registration Rights Agreement”), pursuant to which the Company agrees, inter alia, to file a registration statement to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement) by the Investor under the Securities Act upon the terms and subject to the conditions set forth therein; and

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex I hereto, and hereby made a part hereof, or as otherwise set forth in this Agreement.

Article II
PURCHASE AND SALE OF ORDINARY SHARES

Section 2.1.         Purchase and Sale of Ordinary Shares. Upon the terms and subject to the conditions of this Agreement, during the Investment Period, the Company, in its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and the Investor shall purchase from the Company, up to $150,000,000 (the “Total Commitment”) in aggregate gross purchase price of duly authorized, validly issued, fully paid and non-assessable (meaning that a holder of Ordinary Shares will not by reason of merely being such a holder, be subject to assessment or calls by the Company or its creditors for further payment on such Ordinary Shares) Ordinary Shares (such maximum amount of Ordinary Shares, the “Aggregate Limit”), by the delivery to the Investor of VWAP Purchase Notices and Intraday VWAP Purchase Notices as provided in Article III.

Section 2.2.         Closing Date; Settlement Dates. This Agreement shall become effective and binding (the “Closing”) upon (a) the payment of the Investor Expense Reimbursement to the Investor prior to the Closing pursuant to Section 10.1, (b) the delivery of counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto and thereto, and (c) the delivery of all other documents, instruments and writings required to be delivered at the Closing, in each case as provided in Section 7.1(iii), to the offices of Skadden, Arps, Slate, Meagher & Flom (UK) LLP, 40 Bank Street, E14 5DS, London, United Kingdom on the Closing Date. In consideration of and in express reliance upon the representations, warranties and covenants contained in, and upon the terms and subject to the conditions of, this Agreement, during the Investment Period, the Company, at its sole option and discretion, may issue and sell to the Investor, and, if the Company elects to so issue and sell, the Investor shall purchase from the Company, the Shares in respect of each VWAP Purchase and each Intraday VWAP Purchase (as applicable). The delivery of Shares in respect of each VWAP Purchase and each Intraday VWAP Purchase, and the payment for such Shares, shall occur in accordance with Section 3.3.

Section 2.3.         Initial Public Announcements and Required Filings. The Company shall, not later than 5:00 p.m., New York City time, on the Trading Day immediately after the date of this Agreement, file with the Commission a Report of Foreign Private Issuer on Form 6-K disclosing the execution of this Agreement and the Registration Rights Agreement by the Company and the Investor and describing the material terms thereof, and attaching as exhibits thereto copies of each of this Agreement and the Registration Rights Agreement and, if applicable, any press release issued by the Company disclosing the execution of this Agreement and the Registration Rights Agreement by the Company (including all exhibits thereto, the “Form 6-K Report”). The Company shall provide the Investor a reasonable opportunity to comment on a draft of the Form 6-K Report prior to filing the Form 6-K Report with the Commission and shall give due consideration to all such comments. From and after the filing of the Form 6-K Report with the Commission, the Company shall have publicly disclosed all material, nonpublic information delivered to the Investor (or the Investor’s representatives or agents) by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Investor covenants that until such time as the transactions contemplated by this Agreement and the Registration Rights Agreement are publicly disclosed by the Company as described in this Section 2.3, the Investor shall maintain the confidentiality of all disclosures made to it in connection with the transactions contemplated by the Transaction Documents (including the existence and terms of the transactions contemplated thereby), except that the Investor may disclose the terms of such transactions to its financial, accounting, legal and other advisors (provided that the Investor directs such Persons to maintain the confidentiality of such information). The Company shall use its commercially reasonable efforts to prepare and, as soon as practicable, but in no event later than the applicable Filing Deadline, file with the Commission the Initial Registration Statement and any New Registration Statement covering only the resale by the Investor of the Registrable Securities in accordance with the Securities Act and the Registration Rights Agreement. At or before 8:30 a.m. (New York City time) on the Trading Day immediately following the Effective Date of the Initial Registration Statement and any New Registration Statement (or any post-effective amendment thereto), the Company shall file with the Commission in accordance with Rule 424(b) under the Securities Act the final Prospectus to be used in connection with resales of the Registrable Securities by the Investor pursuant to such Registration Statement (or post-effective amendment thereto).

2

Article III
PURCHASE TERMS

Subject to the satisfaction of the conditions set forth in Article VII, the parties agree as follows:

Section 3.1.         VWAP Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 (the “Commencement” and the date of initial satisfaction of all of such conditions, the “Commencement Date”) and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3, the Company shall have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of a VWAP Purchase Notice for a VWAP Purchase prior to 6:00 a.m., New York City time, on the applicable Purchase Date therefor, to purchase a specified VWAP Purchase Share Amount, which shall not exceed the applicable VWAP Purchase Maximum Amount, at the applicable VWAP Purchase Price therefor on such Purchase Date in accordance with this Agreement (each such purchase, a “VWAP Purchase”). The Company may timely deliver to the Investor a VWAP Purchase Notice for a VWAP Purchase on any Trading Day selected by the Company as the Purchase Date for such VWAP Purchase, so long as (i) the Closing Sale Price of the Ordinary Shares on the Trading Day immediately preceding such Purchase Date is not less than the Threshold Price, and (ii) all Shares subject to all prior VWAP Purchases and Intraday VWAP Purchases (as applicable) pursuant to this Agreement have been received by the Investor as DWAC Shares prior to the Company’s delivery to the Investor of such VWAP Purchase Notice for such VWAP Purchase on such Purchase Date. The Investor is obligated to accept each VWAP Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any VWAP Purchase Notice directing the Investor to purchase a VWAP Purchase Share Amount in excess of the applicable VWAP Purchase Maximum Amount that the Company is then permitted to include in such VWAP Purchase Notice, such VWAP Purchase Notice shall be void ab initio to the extent of the amount by which the VWAP Purchase Share Amount set forth in such VWAP Purchase Notice exceeds such applicable VWAP Purchase Maximum Amount, and the Investor shall have no obligation to purchase, and shall not purchase, such excess Shares pursuant to such VWAP Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable VWAP Purchase Maximum Amount pursuant to such VWAP Purchase. At or prior to 5:30 p.m., New York City time, on the Purchase Date for each VWAP Purchase, the Investor shall provide to the Company, by email correspondence to each of the individual notice recipients of the Company set forth in the applicable VWAP Purchase Notice, a written confirmation for such VWAP Purchase (each, a “VWAP Purchase Confirmation”), setting forth (A) the applicable VWAP Purchase Price per Share to be paid by the Investor for the Shares purchased by the Investor in such VWAP Purchase, (B) the total aggregate VWAP Purchase Price to be paid by the Investor for the total VWAP Purchase Share Amount purchased by the Investor in such VWAP Purchase in accordance with Section 3.3(d) below, (C) confirmation that the Investor has subscribed for the total number of Shares constituting such VWAP Purchase Share Amount as set forth in Section 3.3(b) of this Agreement and (D) confirmation that same-day funds in an amount equal to (1) the Issue Price, multiplied by (2) the total number of Shares constituting such VWAP Purchase Share Amount, have been deposited by the Investor in the Capital Increase Account and held for the benefit and account of the Company to enable the Company to effect the issuance and delivery of such Shares as DWAC Shares on the applicable Purchase Share Delivery Date therefor and the payment of the total aggregate VWAP Purchase Price for such Shares by the Investor in accordance with Section 3.3(a) the total amount of such deposit corresponding to the total aggregate nominal value for all of such Shares constituting each VWAP Purchase Share Amount purchased by the Investor on such Purchase Date. Notwithstanding the foregoing, the Company shall not deliver any VWAP Purchase Notices to the Investor during the PEA Period.

3

Section 3.2.         Intraday VWAP Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 on the Commencement Date and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3, in addition to VWAP Purchases as described in Section 3.1, the Company shall also have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of an Intraday VWAP Purchase Notice on the applicable Purchase Date therefor, to purchase a specified Intraday VWAP Purchase Share Amount, which shall not exceed the applicable Intraday VWAP Purchase Maximum Amount, at the applicable Intraday VWAP Purchase Price therefor on such Purchase Date in accordance with this Agreement (each such purchase, an “Intraday VWAP Purchase”). The Company may timely deliver to the Investor an Intraday VWAP Purchase Notice for an Intraday VWAP Purchase on any Trading Day selected by the Company as the Purchase Date for such Intraday VWAP Purchase, so long as (i) the Closing Sale Price of the Ordinary Shares on the Trading Day immediately preceding such Purchase Date is not less than the Threshold Price, and (ii) all Shares subject to all prior VWAP Purchases and Intraday VWAP Purchases (as applicable) have been received by the Investor as DWAC Shares prior to the Company’s delivery to the Investor of such Intraday VWAP Purchase Notice for such Intraday VWAP Purchase on such Purchase Date. The Investor is obligated to accept each Intraday VWAP Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any Intraday VWAP Purchase Notice directing the Investor to purchase an Intraday VWAP Purchase Share Amount in excess of the applicable Intraday VWAP Purchase Maximum Amount that the Company is then permitted to include in such Intraday VWAP Purchase Notice, such Intraday VWAP Purchase Notice shall be void ab initio to the extent of the amount by which the Intraday VWAP Purchase Share Amount set forth in such Intraday VWAP Purchase Notice exceeds such applicable Intraday VWAP Purchase Maximum Amount, and the Investor shall have no obligation to purchase, and shall not purchase, such excess Shares pursuant to such Intraday VWAP Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable Intraday VWAP Purchase Maximum Amount pursuant to such Intraday VWAP Purchase. At or prior to 5:30 p.m., New York City time, on the Purchase Date on which one or more Intraday VWAP Purchases shall have occurred, the Investor shall provide to the Company, by email correspondence to each of the individual notice recipients of the Company set forth in the applicable Intraday VWAP Purchase Notice, a written confirmation for each such Intraday VWAP Purchase (each, an “Intraday VWAP Purchase Confirmation”), setting forth (A) the applicable Intraday VWAP Purchase Price per Share to be paid by the Investor for the Shares purchased by the Investor in such Intraday VWAP Purchase, (B) the total aggregate Intraday VWAP Purchase Price to be paid by the Investor for the total Intraday VWAP Purchase Share Amount purchased by the Investor in such Intraday VWAP Purchase in accordance with Section 3.3(d) below, (C) confirmation that the Investor has subscribed for the total number of Shares constituting such Intraday VWAP Purchase Share Amount as set forth in Section 3.3(b) of this Agreement and (D) confirmation that same-day funds in an amount equal to (1) the Issue Price, multiplied by (2) the total number of Shares constituting such Intraday VWAP Purchase Share Amount, will be deposited by the Investor in the Capital Increase Account not later than 4:00 a.m., New York City time, on the next Trading Day following each Purchase Date on which one or more Intraday VWAP Purchases were made and held for the benefit of the Company to enable the Company to effect the issuance and delivery of such Shares as DWAC Shares on the applicable Purchase Share Delivery Date therefor and the payment of the total aggregate Intraday VWAP Purchase Price for such Shares by the Investor in accordance with Section 3.3(a). Notwithstanding the foregoing, the Company shall not deliver any Intraday VWAP Purchase Notices to the Investor during the PEA Period.

4

Section 3.3.         Settlement of VWAP Purchases and Intraday VWAP Purchases.

(a)         Deposit of Nominal Amount in Capital Increase Account. Not later than 5:30 p.m., New York City time, on each Purchase Date on which a VWAP Purchase has occurred, the Investor shall deposit or cause to be deposited, in a separate account maintained by the Investor for the benefit and account of the Company for the purchase of Shares pursuant to this Agreement (such account, the “Capital Increase Account”), same-day funds in an amount equal to (a) the Issue Price, multiplied by (b) the total number of Shares constituting the VWAP Purchase Share Amount purchased by the Investor in such VWAP Purchase on such Purchase Date, the total amount of such deposit corresponding to the total aggregate nominal value for all of such Shares constituting the VWAP Purchase Share Amount purchased by the Investor on such Purchase Date. Not later than 4:00 a.m., New York City time, on the next Trading Day following each Purchase Date on which one or more Intraday VWAP Purchases shall have occurred (whether or not a VWAP Purchase has occurred on the same Purchase Date as such Intraday VWAP Purchase(s) have occurred), the Investor shall deposit or cause to be deposited into the Capital Increase Account same-day funds in an aggregate amount equal to (x) the Issue Price, multiplied by (y) the total number of Shares constituting the Intraday VWAP Purchase Share Amount purchased by the Investor pursuant to Intraday VWAP Purchases in each such Intraday VWAP Purchase occurring on such Purchase Date, the total amount of such deposit corresponding to the total aggregate nominal value for all of such Shares constituting each Intraday VWAP Purchase Share Amount purchased by the Investor on such Purchase Date. The total aggregate amount of each such deposit of the aggregate nominal value of Shares made with respect to the Shares constituting the VWAP Purchase Share Amount purchased by the Investor on a Purchase Date and with respect to the Shares constituting each Intraday VWAP Purchase Share Amount purchased by the Investor on such Purchase Date, as applicable, in accordance with this Section 3.3(a) hereinafter referred to as a “Capital Increase Amount”). The Company consents to payment of the Capital Increase Amount in U.S. dollars.

(b)         Subscription of Each VWAP Purchase Share Amount and Each Intraday VWAP Purchase Share Amount by Investor. This Agreement serves as the subscription by the Investor for the total number of Shares constituting the VWAP Purchase Share Amount purchased by the Investor in a VWAP Purchase on a Purchase Date and the total number of Shares constituting the Intraday VWAP Purchase Share Amount purchased by the Investor in each Intraday VWAP Purchase occurring on a Purchase Date, as applicable, pursuant to this Agreement, in each case, at the Issue Price therefor, and accordingly it will not be necessary for the Investor to provide a separate (additional) subscription form or other documentation to subscribe for and purchase such Shares pursuant to this Agreement.

5

(c)         Delivery of Shares on Purchase Share Delivery Date. Subject to the timely delivery by the Investor to the Company of a VWAP Purchase Confirmation for each VWAP Purchase effected pursuant to this Agreement or an Intraday VWAP Purchase Confirmation for each Intraday VWAP Purchase effected pursuant to this Agreement, as applicable, in each case in accordance with and containing the information and confirmations referred to in Sections 3.1 and 3.2, respectively, the Company will issue the Shares constituting the applicable VWAP Purchase Share Amount purchased by the Investor in such VWAP Purchase, or the Shares constituting the applicable Intraday VWAP Purchase Share Amount purchased by the Investor in such Intraday VWAP Purchase, as applicable, for delivery by its transfer agent to the Investor pursuant to a Deed of Issue, and the Company will cause its transfer agent to electronically transfer such Shares as DWAC Shares to the Investor not later than 10:00 a.m., New York City time, on the Trading Day immediately following the Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase, as applicable (each such Trading Day on which such Shares are required to be issued and electronically transferred in accordance with this Section 3.3(c), a “Purchase Share Delivery Date”).

(d)         Payment of Aggregate VWAP Purchase Price and Aggregate Intraday VWAP Purchase Price Against Delivery of Shares. For (a) each VWAP Purchase, the Investor shall pay to the Company an amount in cash equal to the product of (1) the total number of Shares purchased by the Investor in such VWAP Purchase and (2) the applicable VWAP Purchase Price for such Shares, as full payment for such Shares purchased by the Investor in such VWAP Purchase (inclusive of the applicable Capital Increase Amount on deposit in the Capital Increase Account for such Shares pursuant to Section 3.3(a)), and (b) each Intraday VWAP Purchase, the Investor shall pay to the Company an amount in cash equal to the product of (1) the total number of Shares purchased by the Investor in such Intraday VWAP Purchase and (2) the applicable Intraday VWAP Purchase Price for such Shares (inclusive of the applicable Capital Increase Amount on deposit in the Capital Increase Account for such Shares pursuant to Section 3.3(a)), as full payment for such Shares purchased by the Investor in such Intraday VWAP Purchase, in each case via wire transfer of immediately available funds, not later than 5:00 p.m., New York City time, on the Trading Day immediately following the applicable Purchase Share Delivery Date for such VWAP Purchase and/or for such Intraday VWAP Purchase (as applicable), provided the Investor shall have timely received, as DWAC Shares, all of such Shares purchased by the Investor in such VWAP Purchase and in such Intraday VWAP Purchase (as applicable) on such Purchase Share Delivery Date in accordance with Section 3.3(c), or, if any of such Shares are received by the Investor after 1:00 p.m., New York City time, then the Company’s receipt of such funds in its designated account may occur on the Trading Day next following the Trading Day on which the Investor shall have received all of such Shares as DWAC Shares, but not later than 5:00 p.m., New York City time, on such next Trading Day.

6

(e)         Delivery Failure; Cover Price. If the Company or its transfer agent shall fail for any reason (other than due to a reason directly attributable to the Investor) to deliver to the Investor, as DWAC Shares, any Shares purchased by the Investor in a VWAP Purchase or an Intraday VWAP Purchase prior to 10:00 a.m., New York City time, on the Trading Day immediately following the applicable Purchase Share Delivery Date for such VWAP Purchase and/or for such Intraday VWAP Purchase (as applicable), and if on or after such Trading Day the Investor purchases (in an open market transaction or otherwise) Ordinary Shares to deliver in satisfaction of a sale by the Investor of such Shares that the Investor anticipated receiving from the Company on such Purchase Share Delivery Date in respect of such VWAP Purchase or such Intraday VWAP Purchase (as applicable), then the Company shall, within one (1) Trading Day after the Investor’s request and at the Investor's election, either (i) pay cash to the Investor in an amount equal to the Investor’s total purchase price (including brokerage commissions, if any) for the Ordinary Shares so purchased (the “Cover Price”), at which point the Company’s obligation to deliver such Shares as DWAC Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Investor such Shares as DWAC Shares and pay cash to the Investor in an amount equal to the excess (if any) of the Cover Price over the total purchase price paid by the Investor pursuant to this Agreement for all of the Shares purchased by the Investor in such VWAP Purchase or in such Intraday VWAP Purchase (as applicable).

(f)         General. The Company shall not issue any fraction of a share of Ordinary Shares to the Investor in connection with any VWAP Purchase or Intraday VWAP Purchase effected pursuant to this Agreement. If the issuance would result in the issuance of a fraction of a share of Ordinary Shares, the Company shall round such fraction of a share of Ordinary Shares down to the nearest whole share. All payments to be made by the Investor pursuant to this Agreement shall be made by wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice to the Investor in accordance with the provisions of this Agreement.

(g)         Taxes. All payments to be made by the Investor hereunder shall be made without withholding or deduction for or on account of any present or future taxes, levies, imposts, duties, fees, assessments or other governmental charges whatsoever unless the Investor is compelled by law to deduct or withhold such taxes, levies, imposts, duties, fees, assessments or other governmental charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

Section 3.4.         Compliance with Rules of Trading Market.

(a)         Exemption From Certain Trading Market Shareholder Approval Requirements. The Company has taken all actions, provided all such notices and disclosures, and obtained all consents, approvals, waivers or confirmations required under applicable listing rules of the Trading Market, including, without limitation, under Nasdaq Listing Rule 5615(a)(3), such that the shareholder approval requirements under Nasdaq Listing Rule 5635(d) shall not be applicable for any purposes of this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby.

(b)         General. The Company shall not issue or sell any Ordinary Shares pursuant to this Agreement if such issuance or sale would reasonably be expected to result in (A) a violation of the Securities Act or applicable Dutch corporate law or (B) a breach of the listing rules of the Trading Market. The provisions of this Section 3.4 shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 3.4 only if necessary to ensure compliance with the Securities Act, applicable Dutch corporate law and the applicable rules of the Trading Market.

7

Section 3.5.         Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue or sell, and the Investor shall not purchase or acquire, any Ordinary Shares under this Agreement which, when aggregated with all other Ordinary Shares then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than 4.99% of the outstanding Ordinary Shares (the “Beneficial Ownership Limitation”). Upon the written request of the Investor, the Company shall promptly (but not later than the next business day on which the Company’s transfer agent is open for business) confirm orally or in writing to the Investor the number of Ordinary Shares then outstanding. The Investor and the Company shall each cooperate in good faith in the determinations required under this Section 3.5 and the application of this Section 3.5. The Investor’s written certification to the Company of the applicability of the Beneficial Ownership Limitation, and the resulting effect thereof hereunder at any time, shall be conclusive with respect to the applicability thereof and such result absent manifest error. The provisions of this Section 3.5 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3.5 to the extent necessary to properly give effect to the limitations contained in this Section 3.5.

Article IV
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

The Investor hereby makes the following representations, warranties and covenants to the Company:

Section 4.1.         Organization and Standing of the Investor. The Investor is a company duly organized, validly existing and in good standing under the laws of Germany.

Section 4.2.         Authorization and Power. The Investor has the requisite power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and to purchase or acquire the Securities in accordance with the terms hereof. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action, and no further consent or authorization of the Investor or its officers is required. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

8

Section 4.3.         No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by the Investor of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of such Investor’s certificate of formation or other applicable organizational instruments, (ii) conflict with, constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Investor is a party or is bound, (iii) create or impose any lien, charge or encumbrance on any property of the Investor under any agreement or any commitment to which the Investor is party or under which the Investor is bound or under which any of its properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, or regulation, or any order, judgment or decree of any Governmental Authority applicable to the Investor or by which any of its properties or assets are bound or affected, except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with, in any material respect, the ability of the Investor to enter into and perform its obligations under this Agreement and the Registration Rights Agreement. The Investor is not required under any applicable federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any Governmental Authority in order for it to execute, deliver or perform any of its obligations under this Agreement and the Registration Rights Agreement or to purchase or acquire the Securities in accordance with the terms hereof; provided, however, that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and warranties and the compliance with the relevant covenants and agreements of the Company in the Transaction Documents to which it is a party.

Section 4.4.         Investment Purpose. The Investor is acquiring the Securities for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, in violation of the Securities Act or any applicable state securities laws or Dutch regulatory law; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, a registration statement filed pursuant to the Registration Rights Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Securities. The Investor is acquiring the Securities hereunder in the ordinary course of its business.

Section 4.5.         Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

Section 4.6.         Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and Dutch law and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

9

Section 4.7.         Information. All materials relating to the business, financial condition, management and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor have been furnished or otherwise made available to the Investor or its advisors, including, without limitation, the Commission Documents. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor is able to bear the economic risk of an investment in the Securities and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a proposed investment in the Securities. The Investor and its advisors have been afforded the opportunity to ask questions of and receive answers from representatives of the Company concerning the financial condition and business of the Company and other matters relating to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties, or impact the indemnities, contained in this Agreement or in any other Transaction Document to which the Company is a party or the Investor’s right to rely on any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby (including, without limitation, the opinions of the Company’s counsel delivered pursuant to Section 7.2(xiv)). The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement.

Section 4.8.         No Governmental Review. The Investor understands that no U.S. federal or state agency, Dutch agency or any other government or Governmental Authority has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

Section 4.9.         No General Solicitation. The Investor is not purchasing or acquiring the Securities as a result of any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

Section 4.10.      Not an Affiliate. The Investor is not an officer, director or an Affiliate of the Company. Immediately prior to the execution of this Agreement, the Investor did not beneficially own any Ordinary Shares or securities exercisable for or convertible into Ordinary Shares. During the Investment Period, the Investor will not acquire for its own account any Ordinary Shares or securities exercisable for or convertible into Ordinary Shares, other than pursuant to this Agreement; provided, however, that nothing in this Agreement shall prohibit or be deemed to prohibit the Investor from purchasing, in an open market transaction or otherwise, Ordinary Shares necessary to make delivery by the Investor in satisfaction of a sale by the Investor of Shares that the Investor anticipated receiving from the Company in connection with the settlement of a VWAP Purchase or an Intraday VWAP Purchase (as applicable) if the Company or its transfer agent shall have failed for any reason (other than a failure of the Investor or its Broker-Dealer to set up a DWAC and required instructions) to electronically transfer all of the Shares subject to such VWAP Purchase or such Intraday VWAP Purchase (as applicable) to the Investor on the applicable Purchase Share Delivery Date by crediting the Investor’s or its designated Broker-Dealer’s account at DTC through its DWAC delivery system in compliance with Section 3.3 of this Agreement.

10

Section 4.11.      No Prior Short Sales. At no time prior to the date of this Agreement has the Investor, any of their respective officers, or any entity managed or controlled by the Investor, engaged in or effected, in any manner whatsoever, directly or indirectly, for its own account or for the account of any of its Affiliates, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Ordinary Shares or (ii) hedging transaction, which establishes a net short position with respect to the Ordinary Shares, in each case in violation of applicable law.

Section 4.12.      Statutory Underwriter Status. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling shareholder” in each Registration Statement and in any Prospectus contained therein to the extent required by applicable law and to the extent the Prospectus is related to the resale of Registrable Securities.

Section 4.13.      Resales of Securities. The Investor represents, warrants and covenants that it will resell Securities purchased or acquired by the Investor from the Company pursuant to this Agreement only pursuant to the Registration Statement in which the resale of such Securities is registered under the Securities Act and the Prospectus contained therein or otherwise in compliance with all applicable U.S. federal and applicable state securities laws, rules and regulations, in a manner described under the caption “Plan of Distribution” in such Registration Statement and Prospectus, and in a manner in compliance with all applicable U.S. federal and applicable state securities laws, rules and regulations.

Article V
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby makes the following representations, warranties and covenants to the Investor:

Section 5.1.         Organization, Good Standing and Power.  Each of the Company and its Subsidiaries has been duly formed or incorporated, as applicable, and is validly existing and is in good standing (to the extent good standing is a known concept in the applicable jurisdiction) under the laws of the jurisdiction in which it is existing or organized (to the extent applicable) with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Commission Documents, and is duly qualified to do business as a foreign corporation and is in good standing (to the extent good standing is a known concept in the applicable jurisdiction) under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

11

Section 5.2.         Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under each of the Transaction Documents to which it is a party and to issue the Securities in accordance with the terms hereof and thereof. Except for approvals by or taken on behalf of the Company’s Management Board and Supervisory Board as may be required in connection with any issuance and sale of Shares to the Investor hereunder (which approvals shall either (A) be obtained prior to the delivery of any VWAP Purchase Notice and any Intraday VWAP Purchase Notice or (B) be included in each Deed of Issue), the execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Supervisory Board, its Management Board or its general meeting of shareholders is required. Each of the Transaction Documents to which the Company is a party has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 5.3.         Capitalization. The authorized, issued and outstanding share capital of the Company was as set forth in the Commission Documents as of the dates reflected therein. There are no authorized or outstanding phantom equity, rights to receive shares, RSUs, options, conversion rights, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for or that can be settled in, any share capital of the Company or any of its subsidiaries other than those described in the Commission Documents. The issued share capital of the Company and the Securities have been duly authorized and validly issued and are fully paid and non-assessable (meaning that the holders of the Ordinary Shares will not by reason of merely being such a holder, be subject to assessment or calls by the Company or its creditors for further payment on such Ordinary Shares). None of the issued shares of the Company were issued in violation of the preemptive or other similar rights of any security holder of the Company. All outstanding shares in the capital of the Company, and, when the relevant Securities have been delivered and paid for in accordance with this Agreement and upon execution of the relevant Deed of Issue, on the relevant Purchase Share Delivery Date, will be, validly issued, fully paid, non-assessable (meaning that the holders of the Ordinary Shares will not by reason of merely being such a holder, be subject to assessment or calls by the Company or its creditors for further payment on such Ordinary Shares), freely transferable and free of any third party rights and conform to the description of the Securities contained in the Commission Documents; any preemptive rights of any existing shareholders in connection with the offer and sale of the Securities are validly excluded or waived and will be validly excluded or waived at the respective time of delivery.

Section 5.4.         Issuance of Securities. The Shares to be purchased by the Investor pursuant to a particular VWAP Purchase Notice or pursuant to an Intraday VWAP Purchase Notice will be, upon the execution of the relevant Deed of Issue, duly authorized by all necessary corporate action on the part of the Company. The Shares, when issued and sold against payment therefor in accordance with this Agreement and a Deed of Issue, shall be validly issued and outstanding, fully paid and non-assessable (meaning that a holder of Shares will not by reason of merely being such a holder, be subject to assessment or calls by the Company or its creditors for further payment on such Shares), any preemptive rights relating to the issuance and sale of the Shares to the Investor will be excluded prior to the issuance of such Securities and the issuance and sale of the Securities is not subject to any rights of first refusal or other similar rights to subscribe for or purchase the Securities, and the Investor shall be entitled to all rights accorded to a holder of Ordinary Shares. The Ordinary Shares of the Company conform in all material respects to the descriptions thereof contained in the Commission Documents.

12

Section 5.5.         No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of any provision of the Company’s articles of association (the “Articles of Association”) or the organizational documents of any of the Company’s Subsidiaries, (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or is bound, (iii) create or impose a lien, charge or encumbrance on any property or assets of the Company or any of its Subsidiaries under any agreement or any commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their respective properties or assets is subject, or (iv) result in a violation of any U.S. federal, state, local or foreign statute, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected (including U.S. federal and state securities laws and regulations, applicable Dutch law and the rules and regulations of the Trading Market or Eligible Market, as applicable), except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, have a Material Adverse Effect. Except as specifically contemplated by this Agreement or the Registration Rights Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required under any federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or Governmental Authority (including, without limitation, the Trading Market) in order for it to execute, deliver or perform any of its obligations under the Transaction Documents to which it is a party, or to issue the Securities to the Investor in accordance with the terms hereof and thereof (other than such consents, authorizations, orders, filings or registrations as have been obtained or made prior to the Closing Date); provided, however, that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the representations and warranties of the Investor in this Agreement and the compliance by it with its covenants and agreements contained in this Agreement and the Registration Rights Agreement.

13

Section 5.6.         Commission Documents, Financial Statements; Disclosure Controls and Procedures; Internal Controls Over Financial Reporting; Accountants.

(a)          Since November 16, 2021, the Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all Commission Documents required to be filed with or furnished to the Commission by the Company under the Securities Act or the Exchange Act, including those required to be filed with or furnished to the Commission under Section 13(a) or Section 15(d) of the Exchange Act. As of the date of this Agreement, no Subsidiary of the Company is required to file or furnish any report, schedule, registration, form, statement, information or other document with the Commission. As of its filing date (or, if amended or superseded by a filing prior to the Closing Date, on the date of such amended or superseded filing), each Commission Document filed with or furnished to the Commission prior to the Closing Date complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable. Each Registration Statement, on the date it is filed with the Commission, on the date it is declared effective by the Commission and on each Purchase Date shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 415 under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, except that this representation and warranty shall not apply to statements in or omissions from such Registration Statement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. The Prospectus and each Prospectus Supplement required to be filed pursuant to this Agreement or the Registration Rights Agreement after the Closing Date, when taken together, on its date and on each Purchase Date shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 424(b) under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty shall not apply to statements in or omissions from the Prospectus or any Prospectus Supplement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. Each Commission Document (other than the Initial Registration Statement or any New Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto) to be filed with or furnished to the Commission after the Closing Date and incorporated by reference in the Initial Registration Statement or any New Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto required to be filed pursuant to this Agreement or the Registration Rights Agreement (including, without limitation, the Form 6-K Report), when such document is filed with or furnished to the Commission and, if applicable, when such document becomes effective, as the case may be, shall comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable. The Company has delivered or made available to the Investor via EDGAR or otherwise true and complete copies of all comment letters and substantive correspondence received by the Company from the Commission relating to the Commission Documents filed with or furnished to the Commission as of the Closing Date, together with all written responses of the Company thereto in the form such responses were filed via EDGAR. Except as disclosed in the Commission Documents, there are no outstanding or unresolved comments or undertakings in such comment letters received by the Company from the Commission. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act.

(b)         The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Commission Documents present fairly in all material aspects the financial condition, results of operations and cash flows of the Company and its consolidated Subsidiaries as of the dates and for the periods indicated, comply as to form, in all material aspects with the applicable accounting requirements of the Securities Act and have been prepared in conformity with international financial reporting standards as issued by the International Accounting Standards Board (“IFRS”) and applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The supporting schedules, if any, present fairly in accordance with IFRS the information required to be stated therein in all material respects. The summary financial information included in the Commission Documents fairly present, in all material respects, on the basis stated in the Commission Documents, the information included therein and have been compiled on a basis consistent with that of the audited financial statements included therein.

14

(c)         Except as set forth in the Commission Documents, the Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the Commission Documents, the Company and its subsidiaries’ internal control over financial reporting (as defined under Rule 13a-15(f) of the Exchange Act) are effective and the Company and its Subsidiaries are not aware of any material weakness in their internal controls over financial reporting.

(d)         PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft (the “Accountant”), who have audited the financial statements of the Company and its consolidated Subsidiaries and delivered their report with respect to the audited consolidated financial statements included in the 2021 Form 20-F, are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder.

(e)         Except as set forth in the Commission Documents, the Company and its Subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act) that have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities and such disclosure controls and these procedures are effective in all material respects to perform the functions for which they were established.

Section 5.7.         Subsidiaries. Exhibit 8.1 of the 2021 Form 20-F sets forth each Subsidiary of the Company as of the Closing Date, other than those that may be omitted pursuant to Item 601 of Regulation S-K showing its jurisdiction of incorporation or organization, and the Company does not have any other Subsidiaries as of the Closing Date, other than those that may be omitted pursuant to Item 601 of Regulation S-K. All the outstanding shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable (meaning that a holder of shares will not by reason of merely being such a holder, be subject to assessment or calls by the Company or its creditors for further payment on such shares), and, except as otherwise set forth in the Commission Documents, all outstanding shares of capital stock of the Company’s Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries free and clear of any perfected security interest or any other security interests, mortgages, pledges, claims, liens, encumbrances or equity. No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

15

Section 5.8.         No Material Adverse Effect or Material Adverse Change. Except as otherwise disclosed in any Commission Documents, since March 31, 2022, (a)  there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its Subsidiaries, taken as a whole that is material and adverse to the Company and its subsidiaries; (b) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and (c) there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and its subsidiaries.

Section 5.9.         Absence of Existing Defaults and Conflicts. Neither the Company nor any of its Subsidiaries is in violation or default of, and neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to (i) any provision of its articles of association or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, except in the case of clauses (ii) and (iii) for any such breach, violation or imposition as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 5.10.      No Undisclosed Liabilities. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” as that term is used in Accounting Standards Codification Paragraph 810-10-25-20), not described in Commission Documents which are required to be described in the Commission Documents.

Section 5.11.      Indebtedness; Solvency. There is no existing or continuing default or event of default in respect of any Indebtedness of the Company or any of its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law, nor does the Company have any Knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any Bankruptcy Law or any law for the relief of debtors. The Company is financially solvent and is generally able to pay its debts as they become due. The Company is not in, nor subject to, a bankruptcy or insolvency proceeding in the Netherlands, Germany or in any other foreign jurisdiction.

Section 5.12.      Title to Property; Leases. Each of the Company and each of its Subsidiaries owns or leases all such properties and assets as are necessary to the conduct of its operations as presently conducted, except as would not reasonably be expected to have a Material Adverse Effect.

16

Section 5.13.      Litigation. Except as set forth in the Commission Documents, no action, suit or proceeding (including any inquiries or investigations) by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or its or their property is pending or, to the knowledge of the Company, threatened that (i) would reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect.

Section 5.14.      Registration Rights. Except as described in the Prospectus or a Prospectus Supplement, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

Section 5.15.      Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 5.15 incurred by the Company or its Subsidiaries that may be due or payable in connection with the transactions contemplated by the Transaction Documents.

Section 5.16.      Disclosure. The Company confirms that as of the Commencement Date and thereafter, neither it nor any other Person acting on its behalf has provided the Investor or any of its agents, advisors or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information concerning the Company or any of its Subsidiaries that has not been publicly disclosed by the Company in a Commission Document filed by the Company with the Commission, other than the existence of the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting resales of Securities under the Registration Statement.

Section 5.17.      Permits; Intellectual Property.

(a)         The Company and its Subsidiaries possess all licenses, certificates, permits, approvals, consents and other authorizations (collectively, the “Permits”) issued by all applicable authorities necessary to conduct their respective businesses as presently conducted, except where the failure to possess such Permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

17

(b)         The Company and its Subsidiaries own, possess, license or have other valid rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property necessary for the conduct of the Company’s business as now conducted or as proposed in the Commission Documents to be conducted (collectively, the “Intellectual Property”). Except as set forth in the Commission Documents, (i)  the Intellectual Property is owned by the Company or any of its Subsidiaries free and clear of all liens, security interests, or encumbrances; (ii) to the Knowledge of the Company, there is no material infringement, misappropriation or other violation by third parties of any Intellectual Property, and there is no pending or threatened action, suit, proceeding or claim by the Company or its Subsidiaries against any third party for such infringement, misappropriation or other violation, and neither the Company nor its Subsidiaries are aware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (iii) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others against the Company or its Subsidiaries challenging the Company’s or its Subsidiaries’ rights in or to any Intellectual Property, and neither the Company nor its Subsidiaries are aware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s Knowledge, threatened material action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, including interferences, oppositions, reexaminations, or government proceedings, and neither the Company nor its Subsidiaries are aware of any facts which would form a reasonable basis for any such material action, suit, proceeding or claim; (v) the patents, trademarks and copyrights included within the Intellectual Property are valid, enforceable and subsisting, and the patent, trademark, and copyright applications included within the Intellectual Property are subsisting and have not been abandoned; (vi) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others that the Company or its Subsidiaries infringe, misappropriate or otherwise violate, or would, upon the commercialization of any product or service described in the Commission Documents infringe, misappropriate, or otherwise violate, any patent, trademark, copyright, trade secret or other proprietary rights of others, and neither the Company nor its Subsidiaries are aware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (vii) the development, manufacture, sale, and any current or proposed use of any of the products, proposed products or processes of the Company and its Subsidiaries referred to in the Prospectus and the Prospectus Supplements, if any, in the current or proposed conduct of the business of the Company and its subsidiaries, have not, do not currently, and to the Company’s Knowledge, will not upon commercialization, infringe, misappropriate or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of any third party; (viii) all Intellectual Property owned by or licensed to the Company or its Subsidiaries or under which the Company or its Subsidiaries have rights has been duly and properly filed and maintained and to the Company’s Knowledge there are no material defects in any of the patents or patent applications in the Intellectual Property; (ix) no Intellectual Property has been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part; (x) to the Company’s Knowledge, there is no prior art that may render any issued patent held by the Company invalid; (xi) all prior art of which the Company or its Subsidiaries are aware that is material to the validity of a U.S. patent or to the patentability of a pending U.S. patent application that the Company or its Subsidiaries own, possess, license or have other rights to use has been disclosed to the U.S. Patent and Trademark Office in compliance with 37 CFR §1.56 during the prosecution of such applicable patent or applicable patent application, and, in the case of all other patents and patent applications included in the Intellectual Property, all such prior art has been disclosed to the patent office of other jurisdictions where required; and (xii) to the Company’s Knowledge, there is no reason for the scope of any issued claims under any patents included in the Intellectual Property, or for the scope of any claims that issue under any pending patent applications included in the Intellectual Property, to be materially less than the scope reflected in such patent or patent application, respectively, as of the date hereof. Each person who has created or developed any Intellectual Property as an employee of or contractor to the Company or its Subsidiaries has done so pursuant to a binding and enforceable written agreement (or pursuant to similar obligations by operation of law) which includes provisions sufficient to ensure that the Company or its Subsidiaries are the exclusive owner of such Intellectual Property. To the Company’s Knowledge, no employee, consultant or independent contractor of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, non-disclosure agreement or any restrictive covenant to or with a former employer or independent contractor where the basis of such violation relates to such employee’s employment or independent contractor’s engagement with the Company or its Subsidiaries or actions undertaken while employed or engaged with the Company or its Subsidiaries. The Company and its Subsidiaries have taken and will take reasonable steps in accordance with standard industry practices to maintain and protect the confidentiality of the trade secrets and other confidential Intellectual Property used in connection with the businesses of the Company and its Subsidiaries and, to the Knowledge of the Company, such confidential Intellectual Property has not been compromised or disclosed to or accessed by any third party except pursuant to nondisclosure and confidentiality agreements.

18

Section 5.18.      Environmental Compliance. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations and any order of any domestic or foreign Governmental Authority relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Commission Documents, and (iii) have not received notice of any actual or potential liability under any Environmental Law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in the Commission Documents, neither the Company nor any of its Subsidiaries been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or equivalent legislation. In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and to the best of its Knowledge, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, except as set forth in the Commission Documents.

19

Section 5.19.      Material Agreements. Except as set forth in the Commission Documents, neither the Company nor any Subsidiary of the Company is a party to any material written or oral contract, instrument, agreement commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to an annual report on Form 20-F (collectively, “Material Agreements”). Each of the Material Agreements described in the Commission Documents conform in all material respects to the descriptions thereof contained or incorporated by reference therein. Except as set forth in the Commission Documents, each of the Material Agreements is in full force and effect, and constitutes a legal, valid and binding obligation enforceable in accordance with its terms against the Company and/or any of its Subsidiaries and, to the Knowledge of the Company, each other contracting party thereto, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

Section 5.20.      Employees; Labor Laws; Absence of Compensation Issues. No labor dispute with the employees of the Company or any of its Subsidiaries exists or is threatened in writing or to the Company’s Knowledge, imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, manufacturers or contractors, that would reasonably be expected to have a Material Adverse Effect, except as set forth in the Commission Documents. None of the following events has occurred, exists or is reasonably likely to occur that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or except as set forth in or contemplated in the Commission Documents: (i)  a failure by the Company or any of its Subsidiaries to fulfill its obligations, if any, under the minimum funding standards of any applicable pension, labor, employee benefits or similar laws or regulations; (ii) an audit or investigation by any taxing authority, any labor authority, any pension regulator or any other Governmental Authority with respect to the employment or compensation of employees by any of the Company or any of its Subsidiaries; (iii) any breach of any contractual obligation, or any violation of law, with respect to (x) any employee benefit plans, agreements or arrangements or (y) the employment or compensation of employees by the Company or any of its Subsidiaries; (iv) any event or condition giving rise to a liability under any pension, labor employee benefits or similar laws or regulations; or (v) the filing of a claim by, for or in respect of one or more employees or former employees of the Company or any of its Subsidiaries related to (x) any employee benefit plans, agreements or arrangements or (y) their employment or compensation.

Section 5.21.      Use of Proceeds. The proceeds from the sale of the Shares by the Company to Investor shall be used by the Company and its Subsidiaries in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement.

Section 5.22.      Investment Company Act Status. The Company is not, and as a result of the consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds from the sale of the Shares as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement the Company will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

20

Section 5.23.       Taxes. The Company and its Subsidiaries have filed all tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure to so file would not have a Material Adverse Effect or except as set forth in or contemplated in the Commission Documents) and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith, or as would not reasonably be expected to have a Material Adverse Effect, or except as set forth in or contemplated in the Commission Documents; and there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or any of its Subsidiaries, except as would not reasonably be expected to have a Material Adverse Effect.

Section 5.24.       Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are adequate and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected have a Material Adverse Effect.

Section 5.25.      Exemption from Registration. Subject to, and in reliance on, the representations, warranties and covenants made herein by the Investor, the offer and sale of the Securities by the Company to the Investor in accordance with the terms and conditions of this Agreement is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2); provided, however, that at the request of and with the express agreements of the Investor (including, without limitation, the representations, warranties and covenants of Investor set forth in Sections 4.9 through 4.13), the Securities to be issued from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued to the Investor or its designee only as DWAC Shares and will not bear legends noting restrictions as to resale of such Securities under federal or state securities laws, nor will any such Securities be subject to stop transfer instructions.

Section 5.26.      No General Solicitation or Advertising. Neither the Company, nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

21

Section 5.27.      No Integrated Offering. None of the Company, its Subsidiaries or any of their Affiliates, nor any Person acting on their behalf has (which shall exclude the Investor), directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration under the Securities Act or any applicable U.S. state or Dutch laws of the offer, issuance and sale of any of the Securities by the Company to the Investor pursuant to this Agreement, whether through integration with prior offerings or otherwise, or cause this offering of the Securities by the Company to require approval of shareholders of the Company under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market. None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration under the Securities Act or any applicable U.S. state or Dutch laws of the offer, issuance and sale of any of the Securities by the Company to the Investor pursuant to this Agreement or cause the offering of any of the Securities by the Company to be integrated with any other offering of securities of the Company.

Section 5.28.       Absence of Compensation Issues. None of the following events has occurred, exists or is reasonably likely to occur that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or except as set forth in or contemplated in the Commission Documents: (i)  a failure by the Company or any of its Subsidiaries to fulfill its obligations, if any, under the minimum funding standards of any applicable pension, labor, employee benefits or similar laws or regulations; (ii) an audit or investigation by any taxing authority, any labor authority, any pension regulator or any other governmental agency or regulatory agency with respect to the employment or compensation of employees by any of the Company or any of its Subsidiaries; (iii) any breach of any contractual obligation, or any violation of law, with respect to (x) any employee benefit plans, agreements or arrangements or (y) the employment or compensation of employees by the Company or any of its subsidiaries; (iv) any event or condition giving rise to a liability under any pension, labor employee benefits or similar laws or regulations; or (v) the filing of a claim by, for or in respect of one or more employees or former employees of the Company or any of its Subsidiaries related to (x) any employee benefit plans, agreements or arrangements or (y) their employment or compensation.

Section 5.29.      Dilutive Effect. The Company is aware and acknowledges that issuance of the Securities could cause dilution to existing shareholders and could significantly increase the outstanding number of Ordinary Shares. The Company further acknowledges that its obligation to issue the Shares pursuant to the terms of a VWAP Purchase Notice and to issue the Shares pursuant to the terms of an Intraday VWAP Purchase Notice, as applicable, in accordance with this Agreement is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

Section 5.30.      Manipulation of Price. Neither the Company nor any of its officers, directors and, to the Knowledge of the Company, no Affiliate nor any Person acting on their behalf has, (i) taken, directly or indirectly, any action designed or intended to cause or to result in the stabilization or manipulation of the price of any security of the Company, or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. Neither the Company nor any of its officers, directors or Affiliates will during the term of this Agreement, and, to the Knowledge of the Company, no Person acting on their behalf will during the term of this Agreement, take any of the actions referred to in the immediately preceding sentence. Neither the Company nor any Affiliate of the Company has taken, nor will the Company or any Affiliate take, directly or indirectly (without giving effect to the activities of the Investors), any action designed to or that would constitute or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the Exchange Act.

22

Section 5.31.      Securities Act. The Company has complied and shall comply with all applicable U.S. federal and applicable state securities laws and all applicable Dutch laws in connection with the offer, issuance and sale of the Securities hereunder, including, without limitation, the applicable requirements of the Securities Act. Each Registration Statement, upon filing with the Commission and at the time it is declared effective by the Commission, shall satisfy all of the requirements of the Securities Act to register the resale of the Registrable Securities included therein by the Investor in accordance with the Registration Rights Agreement on a delayed or continuous basis under Rule 415 under the Securities Act at then-prevailing market prices, and not fixed prices. The Company is not, and has not previously been at any time, an issuer identified in, or subject to, Rule 144(i). There is and has been no failure on the part of the Company, any of the Company’s directors or members of senior management, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”) that are in effect and with which the Company is required to comply as of the Effective Date, including Section 402 relating to loans.

Section 5.32.      Compliance with Nasdaq Rules. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company's officers, directors or director nominees, in their capacities as such, to comply with (as and when applicable), the applicable requirements of Nasdaq Marketplace Rules. Further, there is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s officers, directors or director nominees, in their capacities as such, to comply with (as and when applicable) the phase-in requirements and all other applicable provisions of Nasdaq corporate governance requirements set forth in the Nasdaq Marketplace Rules.

Section 5.33.      Listing and Maintenance Requirements; DTC Eligibility. As of the date of this Agreement and the Closing Date, the Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. As of the date of this Agreement and the Closing Date, the Company has not received notice from the Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Trading Market. As of the Closing Date, the Company is in compliance with all applicable listing and maintenance requirements of the Trading Market. The Ordinary Shares may be issued and transferred electronically to third parties via DTC through its Deposit/Withdrawal at Custodian (“DWAC”) delivery system. The Company has not received notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Ordinary Shares is being imposed or is contemplated.

23

Section 5.34.      Application of Takeover Protections. The Company, and its Management Board and its Supervisory Board have taken no action to activate any anti-takeover provision under the Articles of Association or Dutch law, as described in the Commission Documents, with respect to the Investor and the Company fulfilling their respective obligations or exercising their respective rights under the Transaction Documents (as applicable), including, without limitation, as a result of the Company’s issuance of the Securities and the Investor’s ownership of the Securities.

Section 5.35.      Compliance with Anti-Bribery Laws. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that could result in a violation or a sanction for violation by such Persons of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder; and the Company and its Subsidiaries have instituted and maintain policies and procedures to ensure compliance therewith. No part of the proceeds of the sale of Shares by the Company to the Investor, if any, will be used, directly or indirectly, in violation of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder.

Section 5.36.      Compliance with Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times within the past five years in material compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any relevant Governmental Authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any Governmental Authority involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

Section 5.37.       Compliance with Sanctions Laws. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries (i) is, or is controlled or 50% or more owned in the aggregate by or is acting on behalf of, one or more individuals or entities that are currently the subject of any sanctions administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, a member state of the European Union, sanctions administered or enforced by Her Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority (collectively, “Sanctions” and such persons, “Sanctioned Persons” and each such person, a “Sanctioned Person”), (ii) is located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”) or (iii) will, directly or indirectly, use the proceeds of the sale of Shares by the Company to the Investor, if any, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity in any manner that would result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any individual or entity. Neither the Company nor any of its Subsidiaries has knowingly engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding three years, nor does the Company or any of its Subsidiaries have any plans to knowingly engage in dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country.

24

Section 5.38.      Foreign Private Issuer Status. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

Section 5.39.      Passive Foreign Investment Company. The Company was not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended for its recently completed 2021 taxable year and, based on the Company’s current projected income, assets and activities, the Company does not expect to be classified as a PFIC for its current taxable year or in the foreseeable future.

Section 5.40.      Emerging Growth Company Status. The Company is an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012.

Section 5.41.      IT Systems and Data. (i) Except as may be included in the Commission Documents, (x) to the Company’s Knowledge, there has been no material security breach or incident, unauthorized access or disclosure, or other material compromise of or relating to any of the Company’s or its Subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and its Subsidiaries have not been notified in writing of, and have no Knowledge of any event or condition that would reasonably be expected to result in, any material security breach or incident, unauthorized access or disclosure or other material compromise to their IT Systems and Data; (ii) the Company and its Subsidiaries have been and are presently in compliance with all applicable laws or statutes, all judgments, orders, rules and regulations of any relevant court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, and (iii) except as may be included in the Commission Documents, the Company and its Subsidiaries have implemented commercially reasonable controls, policies, procedures, and technological safeguards and backup and disaster recovery technology to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data consistent with industry standards and practices, or as required by applicable regulatory standards, except as would not, in the case of clause (ii) or (iii), individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.42.      Statistical and Market-Related Data. (i) Any third-party statistical and market-related data included in the Commission Documents, including but not limited to the market reports referred to in the Commission Documents under the heading “Market and Industry Data” are based on or derived from sources that the Company reasonably believes to be reliable and accurate, (ii) to the extent required, the Company has obtained the written consent to the use of such data from such sources, and (iii) the Company’s expectations or estimates included in the Commission Documents based on such third-party statistical and market-related data represent the Company’s good faith expectations or estimates.

25

Section 5.43.      No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

Section 5.44.      Fair Summaries. There is no franchise, contract or other document of a character required to be described in the Commission Documents, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements contained in the Commission Documents under the captions “Business—Intellectual Property”, “Business—Legal Proceedings”, “Regulatory Environment”, and “Description of Share Capital and Articles of Association” in each case insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings, and the statements contained in the Commission documents under the caption “Taxation,” insofar as such statements purport to summarize certain federal income tax laws of the United States and certain tax laws of the Netherlands and Germany, constitute a fair summary of the principal U.S. federal income tax consequences, Dutch tax consequences and German tax consequences, respectively, of an investment in the Securities as per the date of the Commission Documents.

Section 5.45.      Acknowledgement Regarding Investor’s Acquisition of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement and the transactions contemplated by the Transaction Documents. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated by the Transaction Documents, and any advice given by the Investor or any of its representatives or agents in connection therewith is merely incidental to the Investor’s acquisition of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation of the transactions contemplated thereby by the Company and its representatives. The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated by the Transaction Documents other than those specifically set forth in Article IV.

Section 5.46.      No Forward Looking Statements. No forward looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in any of the Commission Documents has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

26

Section 5.47.      Absence of Stamp Duties and Transfer Taxes. No stamp duty, stamp duty reserve, registration, issuance, transfer taxes or other similar documentary taxes, duties, fees or charges (“Transfer Taxes”) are payable or required to be paid by or on behalf of the Investor in the Netherlands or any political subdivision, authority or agency thereof or therein having power to tax in connection with (i) the execution, delivery and performance of this Agreement, (ii) the issuance and delivery of the Securities in the manner contemplated by this Agreement, or (iii) the resale by the Investor of the Securities as contemplated in the Registration Statement and in the Prospectus.

Section 5.48.      Dividends and Payments in Foreign Currency. Except as described in each of the Registration Statement and Prospectus, (i) all dividends and other distributions declared and payable on the Shares may under current Dutch law and regulations be paid to the Investor and to the holders of Securities, as the case may be, in Euros and may be converted into foreign currency that may be transferred out of the Netherlands and (ii) all such payments made to holders thereof or therein who are non-residents of the Netherlands will not be subject to income, withholding or other taxes under the laws and regulations of the Netherlands or any political subdivision or taxing authority thereof or therein.

Section 5.49.      Submission to Jurisdiction. The Company has the power to submit, and pursuant to Section 10.2(ii) of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the State of New York, Borough of Manhattan, in the City of New York, New York, U.S.A. (each, a “New York Court”), and the Company has the power to designate, appoint and authorize, and pursuant to Section 10.2(ii) of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized an agent for service of process in any action arising out of or relating to this Agreement or any of the transactions contemplated hereby in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 10.2(ii) of this Agreement.

Section 5.50.      Absence of Immunity from Jurisdiction. Neither the Company nor any of its Subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of (i) any jurisdiction in which they own or lease property or assets, (ii) the United States or the State of New York, or (iii) the Netherlands or any political subdivision thereof with respect to themselves or their property and assets.

Article VI
ADDITIONAL COVENANTS

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Investment Period (and with respect to the Company, for the period following the termination of this Agreement specified in Section 8.3 pursuant to and in accordance with Section 8.3):

Section 6.1.         Securities Compliance. The Company shall notify the Commission and the Trading Market, if required and as applicable, in accordance with their respective rules and regulations, of the transactions contemplated by the Transaction Documents, and shall take all necessary action, undertake all proceedings and obtain all registrations, permits, consents and approvals for the legal and valid issuance of the Securities to the Investor in accordance with the terms of the Transaction Documents, as applicable.

27

Section 6.2.         Reservation of Ordinary Shares. The Company has available and the Company shall keep available at all times, free of preemptive, subscription rights, rights of first refusal and other similar rights of shareholders, the requisite aggregate number of Ordinary Shares comprised in its authorized share capital, but unissued, to enable the Company to timely effect (i) the issuance, sale and delivery of all Shares to be issued, sold and delivered in respect of each VWAP Purchase effected under this Agreement, in the case of this clause (i), at least prior to the delivery by the Company to the Investor of the applicable VWAP Purchase Notice in connection with such VWAP Purchase, and (ii) the issuance, sale and delivery of all Shares to be issued, sold and delivered in respect of each Intraday VWAP Purchase effected under this Agreement, in the case of this clause (ii), at least prior to the delivery by the Company to the Investor of the applicable Intraday VWAP Purchase Notice in connection with such Intraday VWAP Purchase.

Section 6.3.         Registration and Listing. The Company shall use its commercially reasonable efforts to cause the Ordinary Shares to continue to be registered as a class of securities under Sections 12(b) of the Exchange Act, and to comply with its reporting and filing obligations under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company shall use its commercially reasonable efforts to continue the listing and trading of its Ordinary Shares and the listing of the Securities purchased or acquired by the Investor hereunder on the Trading Market (or another Eligible Market) and to comply with the Company’s reporting, filing and other obligations under the rules and regulations of the Trading Market (or other Eligible Market, as applicable). The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Ordinary Shares on the Trading Market (or other Eligible Market, as applicable). If the Company receives any final and non-appealable notice that the listing or quotation of the Ordinary Shares on the Trading Market (or other Eligible Market, as applicable) shall be terminated on a date certain, the Company shall promptly (and in any case within 24 hours) notify the Investor of such fact in writing and shall use its commercially reasonable efforts to cause the Ordinary Shares to be listed or quoted on another Eligible Market.

Section 6.4.         Compliance with Laws. During the Investment Period, (a) each of the Company shall comply, and the Company shall cause each Subsidiary to comply, with all laws, rules, regulations and orders applicable to the business and operations of the Company and the Subsidiaries, except as would not have a Material Adverse Effect, and (b) the Company shall comply with all applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, applicable state securities or “Blue Sky” laws, and applicable listing rules of the Trading Market or Eligible Market, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under this Agreement in any material respect or for Investor to conduct resales of Securities under the Registration Statement in any material respect. Without limiting the foregoing, none of the Company or any of the Subsidiaries, nor to the Knowledge of the Company, any of its respective directors, officers, agents, employees or any other Persons acting on their behalf (which shall not include the Investor) shall, in connection with the operation of the respective businesses of the Company and the Subsidiaries, (1) use any corporate funds for unlawful contributions, payments, gifts or entertainment or to make any unlawful expenditures relating to political activity to government officials, candidates or members of political parties or organizations, (2) pay, accept or receive any unlawful contributions, payments, expenditures or gifts, or (3) violate or operate in noncompliance with any export restrictions, anti-boycott regulations, embargo regulations or other applicable domestic or foreign laws and regulations, including, without limitation, the FCPA and the Money Laundering Laws.

28

Section 6.5.         Keeping of Records and Books of Account; Due Diligence.

(i)          The Investor and the Company shall each maintain records showing the remaining Total Commitment, the remaining Aggregate Limit, the dates and VWAP Purchase Share Amount for each VWAP Purchase, and the dates and Intraday VWAP Purchase Share Amount for each Intraday VWAP Purchase.

(ii)         Subject to the requirements of Section 6.14, from time to time from and after the Closing Date, the Company shall make available for inspection and review by the Investor during normal business hours and after reasonable notice, customary documentation reasonably requested by the Investor and/or its appointed counsel or advisors to conduct due diligence; provided, however, that after the Closing Date, the Investor’s continued due diligence shall not be a condition precedent to the Commencement or to the Investor’s obligation to accept each VWAP Purchase Notice and each Intraday VWAP Purchase Notice timely delivered by the Company to the Investor in accordance with this Agreement.

Section 6.6.         No Frustration. The Company shall not enter into, announce or recommend to its shareholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents to which it is a party, including, without limitation, the obligation of the Company to deliver the Shares to the Investor in respect of each VWAP Purchase and each Intraday VWAP Purchase, in each case not later than the applicable Purchase Share Delivery Date with respect to such VWAP Purchase and not later than the applicable Purchase Share Delivery Date with respect to such Intraday VWAP Purchase (as applicable) in accordance with Section 3.3. For the avoidance of doubt, nothing in this Section 6.6 shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 8.2 (subject in all cases to Section 8.3).

Section 6.7.         Corporate Existence. The Company shall take all steps necessary to preserve and continue the corporate existence of the Company; provided, however, that, except as provided in Section 6.8, nothing in this Agreement shall be deemed to prohibit the Company from engaging in any Fundamental Transaction with another Person. For the avoidance of doubt, nothing in this Section 6.7 shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 8.2 (subject in all cases to Section 8.3).

29

Section 6.8.         Fundamental Transaction. If a VWAP Purchase Notice or an Intraday VWAP Purchase Notice has been delivered to the Investor and the transactions contemplated therein have not yet been fully settled in accordance with Section 3.3 of this Agreement, the Company shall not effect any Fundamental Transaction until the expiration of five (5) Trading Days following the date of full settlement thereof and the issuance to the Investor of all of the Shares that are issuable to the Investor pursuant to the VWAP Purchase or Intraday VWAP Purchase (as applicable) to which such VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) relates.

Section 6.9.         Selling Restrictions.

(i)          Except as expressly set forth below, the Investor covenants that from and after the Closing Date through and including the Trading Day next following the expiration or termination of this Agreement as provided in Article VIII (the “Restricted Period”), none of the Investor, its officers, or any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (i) engage in any Short Sales of the Ordinary Shares or (ii) hedging transaction, which establishes a net short position with respect to the Ordinary Shares, with respect to each of clauses (i) and (ii) hereof, either for its own account or for the account of any other Restricted Person, in either case in violation of applicable law. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Securities; or (2) selling a number of Ordinary Shares equal to the number of Shares that the Investor is unconditionally obligated to purchase under any pending VWAP Purchase Notice or any pending Intraday VWAP Purchase Notice (as applicable), but has not yet received from the Company or its transfer agent pursuant to this Agreement, so long as (X) the Investor (or its Broker-Dealer, as applicable) delivers the Shares purchased pursuant to such pending VWAP Purchase Notice and the Shares purchased pursuant to such pending Intraday VWAP Purchase Notice (as applicable) to the purchaser thereof promptly upon the Investor’s receipt of such Shares from the Company in accordance with Section 3.3 of this Agreement and (Y) neither the Company or its transfer agent shall have failed for any reason to deliver such Shares to the Investor or its Broker-Dealer so that such Shares are timely received by the Investor as DWAC Shares on the applicable Purchase Share Delivery Date for such VWAP Purchase and on the applicable Purchase Share Delivery Date for such Intraday VWAP Purchase(s) (as applicable) in accordance with Section 3.3 of this Agreement.

(ii)         In addition to the foregoing, in connection with any sale of Securities (including any sale permitted by paragraph (i) above), the Investor shall comply in all respects with all applicable laws, rules, regulations and orders, including, without limitation, the requirements of the Securities Act and the Exchange Act.

Section 6.10.         Effective Registration Statement. During the Investment Period, the Company shall use its commercially reasonable efforts to maintain the continuous effectiveness of the Initial Registration Statement and each New Registration Statement filed with the Commission under the Securities Act for the applicable Registration Period pursuant to and in accordance with the Registration Rights Agreement.

30

Section 6.11.       Blue Sky. The Company shall take such action, if any, as is necessary by the Company in order to obtain an exemption for or to qualify the Securities for sale by the Company to the Investor pursuant to the Transaction Documents, and at the request of the Investor, the subsequent resale of Registrable Securities by the Investor, in each case, under applicable state securities or “Blue Sky” laws and shall provide evidence of any such action so taken to the Investor from time to time following the Closing Date; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.11, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

Section 6.12.      Non-Public Information. Neither the Company or any of its Subsidiaries, nor any of their respective directors, officers, employees or agents shall at any time from and after the Commencement Date disclose any material non-public information about the Company to the Investor, unless a simultaneous public announcement thereof is made by the Company. In the event of a breach of the foregoing covenant by the Company or any of its Subsidiaries, or any of their respective directors, officers, employees and agents (as determined in the reasonable good faith judgment of the Investor), (i) the Investor may promptly provide written notice of such breach to the Company and (ii) after such notice has been provided to the Company and, provided that the Company shall have failed to publicly disclose such material, non-public information within 24 hours following demand therefor by the Investor, in addition to any other remedy provided herein or in the other Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company, any of its Subsidiaries, or any of their respective directors, officers, employees or agents. The Investor shall not have any liability to the Company, any of its Subsidiaries, or any of their respective directors, officers, employees, shareholders or agents, for any such disclosure.

Section 6.13.      Broker-Dealer. The Investor shall use one or more broker-dealers to effectuate all sales, if any, of the Securities that it may purchase or otherwise acquire from the Company pursuant to the Transaction Documents, as applicable, which (or whom) shall be a DTC participant (collectively, the “Broker-Dealer”). The Investor shall, from time to time, provide the Company and the Company’s transfer agent with all information regarding the Broker-Dealer reasonably requested by the Company. The Investor shall be solely responsible for all fees and commissions of the Broker-Dealer (if any), which shall not exceed customary brokerage fees and commissions and shall be responsible for designating only a DTC participant eligible to receive DWAC Shares.

31

Section 6.14.      Delivery of Bring Down Opinions and Compliance Certificates Upon Occurrence of Certain Events. Within three (3) Trading Days immediately following (i) the end of each PEA Period, if the Company is required under the Securities Act to file with the Commission (A) a post-effective amendment to the Initial Registration Statement required to be filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement, (B) a New Registration Statement required to be filed by the Company with the Commission pursuant to Section 2(c) of the Registration Rights Agreement, or (C) a post-effective amendment to a New Registration Statement required to be filed by the Company with the Commission pursuant to Section 2(c) of the Registration Rights Agreement, in each case with respect to a fiscal year ending after the Commencement Date, to register the resale of Securities by the Investor under the Securities Act pursuant to this Agreement and the Registration Rights Agreement, and (ii) the date the Company files with the Commission a (A) Prospectus Supplement to the Prospectus contained in the Initial Registration Statement or any New Registration Statement under the Securities Act, (B) an annual report on Form 20-F under the Exchange Act with respect to a fiscal year ending after the Commencement Date, (C) the publication of quarterly earnings with respect to any fiscal quarter completing after the Commencement Date or (D) an amendment on Form 20-F/A to an annual report on Form 20-F under the Exchange Act with respect to a fiscal year ending after the Commencement Date, which contains amended material financial information (or a restatement of material financial information) or an amendment to other material information contained in a previously filed Form 20-F or any amendment to previously published quarterly earnings, and however not more than once per calendar year with regards to the opinion of outside counsel on intellectual property and trademark matters (QiP and Vossius) and once per calendar quarter for all other deliverables, the Company shall (I) deliver to the Investor a Compliance Certificate, dated such date, and (II) cause to be furnished to the Investor (and/or its designated affiliate) (A) an opinion and negative assurance letter from the Company’s outside U.S. and Dutch counsel, and its outside counsel on intellectual property and trademark matters (QiP and Vossius), in each case addressed to the Investor and/or its designated affiliate and (B) a comfort letter, dated the respective date of delivery thereof and addressed to the Investor and/or its designated affiliate, in form and substance reasonably satisfactory to the Investor, containing statements and information of the type customarily included in accountants’ comfort letters to underwriters with respect to the financial statements and certain financial information of the Company and its Subsidiary contained in or incorporated by reference in each of the Registration Statement from PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft (“PwC”) substantially in the form mutually agreed to by the Company and the Investor prior to the date of this Agreement, modified, as necessary, to relate to such Registration Statement or post-effective amendment, or the Prospectus contained therein as then amended or supplemented by such Prospectus Supplement, as applicable (each such opinion, a “Bring Down Opinion,” and collectively, the “Bring Down Opinions”), provided, however, the Company’s failure to furnish or cause to furnish the required Bring Down Opinions shall only preclude the Company from sending any VWAP Purchase Notice or Intraday VWAP Purchase Notice until such date at which all required Bring Down Opinions have been delivered to the Investor.

Section 6.15.       Allowable Grace Period Restrictions. The Company agrees that it shall not send any VWAP Purchase Notice or Intraday VWAP Purchase Notice during an Allowable Grace Period (as defined in the Registration Rights Agreement).

Article VII
CONDITIONS TO CLOSING, COMMENCEMENT AND PURCHASES

Section 7.1.         Conditions Precedent to Closing. The Closing is subject to the satisfaction of each of the conditions set forth in this Section 7.1 on the Closing Date.

(i)          Accuracy of the Investor’s Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (a) that are not qualified by “materiality” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

32

(ii)         Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(iii)        Closing Deliverables. At the Closing, counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto shall be delivered as provided in Section 2.2 and the closing certificate from the Company, dated as of the Closing Date, in the form of Exhibit B hereto shall be delivered to the Investor’s counsel.

Section 7.2.         Conditions Precedent to Commencement. The right of the Company to commence delivering VWAP Purchase Notices and Intraday VWAP Purchase Notices under this Agreement, and the obligation of the Investor to accept VWAP Purchase Notices and Intraday VWAP Purchase Notices timely delivered to the Investor by the Company under this Agreement, are subject to the initial satisfaction, at Commencement, of each of the conditions set forth in this Section 7.2.

(i)           Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall have been true and correct when made and shall be true and correct as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

33

(ii)         Performance of the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Commencement. The Company shall deliver to the Investor on the Commencement Date the compliance certificate substantially in the form attached hereto as Exhibit C (the “Compliance Certificate”).

(iii)        Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein required to be filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement shall have been declared effective under the Securities Act by the Commission, and the Investor shall be permitted to utilize the Prospectus therein to resell all of the Shares included in such Prospectus. In addition, a no objections letter shall have been received from FINRA.

(iv)        No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other Governmental Authority for any additional information relating to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other Governmental Authority of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of the Prospectus contained therein or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; or (c) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or a supplement to the Prospectus contained therein or any Prospectus Supplement thereto to comply with the Securities Act or any state securities laws, applicable Dutch laws or any other applicable law. The Company shall have no Knowledge of any event that could reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Registration Statement or the prohibition or suspension of the use of the Prospectus contained therein or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

(v)         Other Commission Filings. The Form 6-K Report and the Form D shall have been filed with the Commission as required pursuant to Section 2.3. The final Prospectus included in the Initial Registration Statement shall have been filed with the Commission prior to Commencement in accordance with Section 2.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, prior to Commencement shall have been filed with the Commission.

34

(vi)         No Suspension of Trading in or Notice of Delisting of Ordinary Shares. Trading in the Ordinary Shares shall not have been suspended by the Commission, the Trading Market or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Commencement Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Ordinary Shares on the Trading Market shall be terminated on a date certain (unless, prior to such date certain, the Ordinary Shares is listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Ordinary Shares that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Ordinary Shares is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(vii)        No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any Governmental Authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

(viii)      No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any Governmental Authority shall have been commenced, and no inquiry or investigation by any Governmental Authority shall have been commenced, against the Company or any Subsidiary, or any of the officers, directors or Affiliates of the Company or any Subsidiary, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

(ix)         Listing of Securities. All of the Securities that have been and may be issued pursuant to this Agreement shall have been approved for listing or quotation on the Trading Market (or on an Eligible Market) as of the Commencement Date, subject only to notice of issuance.

(x)          No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing.

(xi)         No Bankruptcy Proceedings. No court or administrative body shall have opened a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law. The Company shall not have, pursuant to or within the meaning of any Bankruptcy Law, (a) commenced a voluntary case, (b) consented to the entry of an order for relief against it in an involuntary case, (c) consented to the appointment of a Custodian of the Company or for all or substantially all of its property, or (d) made a general assignment for the benefit of its creditors. A U.S. federal, state or Dutch court of competent jurisdiction shall not have entered an order or decree under any Bankruptcy Law that (I) is for relief against the Company in an involuntary case, (II) appoints a Custodian of the Company or for all or substantially all of its property, or (III) orders the liquidation of the Company or any of its Subsidiaries.

35

(xii)        Delivery of Notice of Effectiveness. The Notice of Effectiveness relating to the Initial Registration Statement shall have been delivered to the Company’s transfer agent by the Company directing such transfer agent to remove restrictive legends from the Shares, if any.

(xiii)       Reservation of Shares. As of the Commencement Date, the Company shall have an authorized, but unissued share capital to allow for issuance of at least 17,500,000 Ordinary Shares solely for the purpose of effecting VWAP Purchases under this Agreement.

(xiv)       Negative Assurance Letter, Opinions and Bring-Down Opinions of Company U.S. and Dutch Counsel. On the Commencement Date, the Investor shall have received (A) the opinions from the Company’s outside U.S. and Dutch counsel and its outside counsel on intellectual property and trademark matters and a negative assurance letter from the Company’s outside U.S. counsel, in each case dated as of the Commencement Date, addressed to the Investor and/or its designated affiliate and in the forms mutually agreed to by the Company and the Investor prior to the date of this Agreement and (B) a comfort letter, dated as of the Commencement Date and addressed to the Investor and/or its designated affiliate, in form and substance reasonably satisfactory to the Investor, containing statements and information of the type customarily included in accountants’ comfort letters to underwriters with respect to the financial statements and certain financial information of the Company and its Subsidiary contained in or incorporated by reference in each of the Registration Statement from PwC.

Section 7.3.         Conditions Precedent to Purchases after Commencement Date. The right of the Company to deliver VWAP Purchase Notices and Intraday VWAP Purchase Notices under this Agreement after the Commencement Date, and the obligation of the Investor to accept VWAP Purchase Notices and Intraday VWAP Purchase Notices timely delivered to the Investor by the Company under this Agreement after the Commencement Date, are subject to the satisfaction of each of the conditions set forth in this Section 7.3, (X) with respect to a VWAP Purchase Notice for a VWAP Purchase that is timely delivered by the Company to the Investor in accordance with this Agreement, as of the VWAP Purchase Commencement Time of the applicable VWAP Purchase Period for such VWAP Purchase to be effected pursuant to such VWAP Purchase Notice and (Y) with respect to an Intraday VWAP Purchase Notice for an Intraday VWAP Purchase that is timely delivered by the Company to the Investor in accordance with this Agreement, as of the Intraday VWAP Purchase Commencement Time of the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase to be effected pursuant to such Intraday VWAP Purchase Notice (each such VWAP Purchase Commencement Time (with respect to a VWAP Purchase Notice) and each such Intraday VWAP Purchase Commencement Time (with respect to an Intraday VWAP Purchase Notice), at which time all such conditions must be satisfied, a “Purchase Condition Satisfaction Time”).

36

(i)           Satisfaction of Certain Prior Conditions. Each of the conditions set forth in subsections (i), (ii), and (vii) through (xiv) set forth in Section 7.2 shall be satisfied at the applicable Purchase Condition Satisfaction Time after the Commencement Date (with the terms “Commencement” and “Commencement Date” in the conditions set forth in subsections (i) and (ii) of Section 7.2 replaced with “applicable Purchase Condition Satisfaction Time”); provided, however, that the Company shall not be required to deliver the Compliance Certificate after the Commencement Date, except as provided in Section 6.14 and Section 7.3(ix).

(ii)          Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement, and any post-effective amendment thereto required to be filed by the Company with the Commission after the Commencement Date and prior to the applicable Purchase Date pursuant to the Registration Rights Agreement, in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period, and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell (a) all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all VWAP Purchase Notices and Intraday VWAP Purchase Notices (as applicable) delivered by the Company to the Investor prior to such applicable Purchase Date and (b) all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) delivered by the Company to the Investor with respect to a VWAP Purchase or an Intraday VWAP Purchase (as applicable) to be effected hereunder on such applicable Purchase Date.

(iii)        Any Required New Registration Statement Effective. Any New Registration Statement covering the resale by the Investor of the Registrable Securities included therein, and any post-effective amendment thereto, required to be filed by the Company with the Commission pursuant to the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or Intraday VWAP Purchase (as applicable), in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period, and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell (a) all of the Shares included in such New Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all VWAP Purchase Notices and Intraday VWAP Purchase Notices (as applicable) delivered by the Company to the Investor prior to such applicable Purchase Date and (b) all of the Shares included in such new Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) delivered by the Company to the Investor with respect to a VWAP Purchase or an Intraday VWAP Purchase (as applicable) to be effected hereunder on such applicable Purchase Date.

(iv)         Delivery of Subsequent Notice of Effectiveness. With respect to any post-effective amendment to the Initial Registration Statement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall have delivered or caused to be delivered to the Company’s transfer agent the Notice of Effectiveness, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and directing the Company’s transfer agent to remove restrictive legends from the Shares, if any.

37

(v)         No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other Governmental Authority for any additional information relating to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other Governmental Authority of any stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or prohibiting or suspending the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; or (c) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto to comply with the Securities Act or any state securities laws, applicable Dutch laws or any other applicable law (other than the transactions contemplated by the applicable VWAP Purchase Notice delivered by the Company to the Investor with respect to a VWAP Purchase, or the applicable Intraday VWAP Purchase Notice delivered by the Company to the Investor with respect to an Intraday VWAP Purchase (as applicable) to be effected hereunder on such applicable Purchase Date and the settlement thereof). The Company shall have no Knowledge of any event that could reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the prohibition or suspension of the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

38

(vi)         Other Commission Filings. The final Prospectus included in any post-effective amendment to the Initial Registration Statement, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable), shall have been filed with the Commission in accordance with Section 2.3 and the Registration Rights Agreement. The final Prospectus included in any New Registration Statement and in any post-effective amendment thereto, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable), shall have been filed with the Commission in accordance with Section 2.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable), shall have been filed with the Commission and, if any Registrable Securities are covered by a Registration Statement on Form F-3, such filings shall have been made within the applicable time period prescribed for such filing under the Exchange Act.

(vii)        No Suspension of Trading in or Notice of Delisting of Ordinary Shares. Trading in the Ordinary Shares shall not have been suspended by the Commission, the Trading Market (or Eligible Market, as applicable) or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable)), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Ordinary Shares on the Trading Market (or Eligible Market, as applicable) shall be terminated on a date certain (unless, prior to such date certain, the Ordinary Shares is listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Ordinary Shares that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Ordinary Shares is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(viii)      Certain Limitations. The issuance and sale of the Shares issuable pursuant to the applicable VWAP Purchase Notice or the applicable Intraday VWAP Purchase Notice (as applicable) shall not (a) exceed, in the case of a VWAP Purchase Notice, the VWAP Purchase Maximum Amount applicable to such VWAP Purchase Notice or, in the case of an Intraday VWAP Purchase Notice, the Intraday VWAP Purchase Maximum Amount applicable to such Intraday VWAP Purchase Notice, (b) cause the aggregate number of Ordinary Shares issued pursuant to this Agreement to exceed the Aggregate Limit, or (c) cause the Investor to beneficially own (under Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder) Ordinary Shares in excess of the Beneficial Ownership Limitation.

39

(ix)         Shares Authorized and Delivered. All of the Shares issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) shall, upon execution of the relevant Deed of Issue, have been duly authorized by all necessary corporate action of the Company. All Shares relating to all prior VWAP Purchase Notices and all prior Intraday VWAP Purchase Notices required to have been received by the Investor as DWAC Shares under this Agreement prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase (as applicable) shall have been delivered to the Investor as DWAC Shares in accordance with this Agreement.

(x)         Bring-Down Opinions of Company U.S. and Dutch Counsel. The Investor shall have received (a) all Bring Down Opinions from outside U.S. and Dutch counsel to the Company, and outside IP and trademark counsel to the Company for which the Company was obligated to instruct such counsel to deliver to the Investor prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase and prior to the applicable Purchase Condition Satisfaction Time for the applicable Intraday VWAP Purchase (as applicable) and (b) all Compliance Certificates from the Company that the Company was obligated to deliver to the Investor prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase and prior to the applicable Purchase Condition Satisfaction Time for the applicable Intraday VWAP Purchase (as applicable), in each case in accordance with Section 6.14.

(xi)         Negative Assurances, Comfort Letter. Prior to issuance of the first VWAP Purchase or Intraday VWAP Purchase under the Initial Registration Statement or a New Registration Statement, the Investor shall have received a negative assurance letter from the Company’s outside U.S. counsel and the Investor’s U.S. counsel and a comfort letter from the Company’s auditors.

Article VIII
TERMINATION

Section 8.1.         Automatic Termination. Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the Commencement Date, (ii) the date on which the Investor shall have purchased from the Company, pursuant to all VWAP Purchases and Intraday VWAP Purchases that have occurred and fully settled pursuant to this Agreement, an aggregate number of Shares for a total aggregate gross purchase price to the Company equal to the Total Commitment, (iii) the date on which the Ordinary Shares shall have failed to be listed or quoted on the Trading Market or any Eligible Market for a period of one (1) Trading Day, (iv) the thirtieth (30th) Trading Day next following the date on which, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, in each case that is not discharged or dismissed prior to such thirtieth (30th) Trading Day, and (v) the date on which, pursuant to or within the meaning of any Bankruptcy Law, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors.

40

Section 8.2.         Other Termination. Subject to Section 8.3, the Company may terminate this Agreement after the Commencement Date effective upon ten (10) Trading Days’ prior written notice to the Investor in accordance with Section 10.4; provided, however, that prior to issuing any press release, or making any public statement or announcement, with respect to such termination, the Company shall consult with the Investor on the form and substance of such press release or other disclosure. Subject to Section 8.3, this Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent. Subject to Section 8.3, the Investor shall have the right to terminate this Agreement effective upon ten (10) Trading Days’ prior written notice to the Company in accordance with Section 10.4, if: (a) any condition, occurrence, state of facts or event constituting a Material Adverse Effect has occurred and is continuing; (b) a Fundamental Transaction shall have occurred; (c) the Initial Registration Statement and any New Registration Statement is not filed by the applicable Filing Deadline therefor or declared effective by the Commission by the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement) therefor, or the Company is otherwise in breach or default in any material respect under any of the other provisions of the Registration Rights Agreement, and, if such failure, breach or default is capable of being cured, such failure, breach or default is not cured within ten (10) Trading Days after notice of such failure, breach or default is delivered to the Company pursuant to Section 10.4; (d) while a Registration Statement, or any post-effective amendment thereto, is required to be maintained effective pursuant to the terms of the Registration Rights Agreement and the Investor holds any Registrable Securities, the effectiveness of such Registration Statement, or any post-effective amendment thereto, lapses for any reason (including, without limitation, the issuance of a stop order by the Commission) or such Registration Statement or any post-effective amendment thereto, the Prospectus contained therein or any Prospectus Supplement thereto otherwise becomes unavailable to the Investor for the resale of all of the Registrable Securities included therein in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of thirty (30) consecutive Trading Days or for more than an aggregate of ninety (90) Trading Days in any 365-day period, other than due to acts of the Investor; (e) trading in the Ordinary Shares on the Trading Market (or if the Ordinary Shares is then listed on an Eligible Market, trading in the Ordinary Shares on such Eligible Market) shall have been suspended and such suspension continues for a period of five (5) consecutive Trading Days; or (f) the Company is in material breach or default of this Agreement, and, if such breach or default is capable of being cured, such breach or default is not cured within ten (10) Trading Days after notice of such breach or default is delivered to the Company pursuant to Section 10.4. Unless notification thereof is required elsewhere in this Agreement (in which case such notification shall be provided in accordance with such other provision), the Company shall promptly (but in no event later than twenty-four (24) hours) notify the Investor (and, if required under applicable law, or under the applicable rules and regulations of the Trading Market (or Eligible Market, as applicable), the Company shall publicly disclose such information in accordance with the applicable rules and regulations of the Trading Market (or Eligible Market, as applicable)) upon becoming aware of any of the events set forth in the immediately preceding sentence.

41

Section 8.3.         Effect of Termination. In the event of termination by the Company or the Investor (other than by mutual termination) pursuant to Section 8.2, written notice thereof shall forthwith be given to the other party as provided in Section 10.4 and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 8.1 or Section 8.2, this Agreement shall become void and of no further force and effect, except that (i) the provisions of Article V (Representations, Warranties and Covenants of the Company), Article IX (Indemnification), Article X (Miscellaneous) and this Article VIII (Termination) shall remain in full force and effect indefinitely notwithstanding such termination, and, (ii) so long as the Investor owns any Securities, the covenants and agreements of the Company contained in Article VI (Additional Covenants) shall remain in full force and notwithstanding such termination for a period of six (6) months following such termination. Notwithstanding anything in this Agreement to the contrary, no termination of this Agreement by any party shall (i) become effective prior to the fifth (5th) Trading Day immediately following the settlement date related to any pending VWAP Purchase or any pending Intraday VWAP Purchase (as applicable) that has not been fully settled in accordance with the terms and conditions of this Agreement (it being hereby acknowledged and agreed that no termination of this Agreement shall limit, alter, modify, change or otherwise affect any of the Company’s or the Investor’s rights or obligations under the Transaction Documents with respect to any pending VWAP Purchase and any pending Intraday VWAP Purchase (as applicable), and that the parties shall fully perform their respective obligations with respect to any such pending VWAP Purchase and any pending Intraday VWAP Purchase under the Transaction Documents), (ii) limit, alter, modify, change or otherwise affect the Company’s or the Investor’s rights or obligations under the Registration Rights Agreement, or (iii) affect the Investor Expense Reimbursement paid to the Investor, all of which shall be non-refundable when paid as of the Closing Date pursuant to Section 10.1, regardless of whether any VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement, all of which shall survive any such termination. Nothing in this Section 8.3 shall be deemed to release the Company or the Investor from any liability for any breach or default under this Agreement or any of the other Transaction Documents to which it is a party, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under the Transaction Documents to which it is a party.

Article IX
INDEMNIFICATION

Section 9.1.         Indemnification of Investor. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under the Transaction Documents to which it is a party, subject to the provisions of this Section 9.1, the Company shall indemnify and hold harmless the Investor, each of its directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title), each Person, if any, who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), and the respective directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Investor Party”), from and against all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses (including all judgments, amounts paid in settlement, court costs, reasonable attorneys’ fees and costs of defense and investigation) (collectively, “Damages”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, the Registration Rights Agreement or in the other Transaction Documents to which it is a party, (b) any action, suit, claim or proceeding (including for these purposes a derivative action brought on behalf of the Company) instituted against such Investor Party arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents, other than claims for indemnification within the scope of Section 6 of the Registration Rights Agreement; provided, however, that (x) the foregoing indemnity shall not apply to any Damages to the extent, but only to the extent, that such Damages resulted directly and primarily from a breach of any of the Investor’s representations, warranties, covenants or agreements contained in this Agreement or the Registration Rights Agreement, and (y) the Company shall not be liable under subsection (b) of this Section 9.1 to the extent, but only to the extent, that a court of competent jurisdiction shall have determined by a final judgment (from which no further appeals are available) that such Damages resulted directly and primarily from any acts or failures to act, undertaken or omitted to be taken by such Investor Party through its fraud, bad faith, gross negligence, or willful or reckless misconduct.

42

An Investor Party’s right to indemnification or other remedies based upon the representations, warranties, covenants and agreements of the Company set forth in the Transaction Documents to which it is a party shall not in any way be affected by any investigation or knowledge of such Investor Party. Such representations, warranties, covenants and agreements shall not be affected or deemed waived by reason of the fact that an Investor Party knew or should have known that any representation or warranty might be inaccurate or that the Company failed to comply with any agreement or covenant. Any investigation by such Investor Party shall be for its own protection only and shall not affect or impair any right or remedy hereunder.

To the extent that the foregoing undertakings by the Company set forth in this Section 9.1 may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Damages which is permissible under applicable law.

Section 9.2.         Indemnification Procedures. Promptly after a party receives notice of a claim or the commencement of an action for which such party intends to seek indemnification under Section 9.1, such party will notify the other party in writing of the claim or commencement of the action, suit or proceeding; provided, however, that failure to notify the other party will not relieve such other party from liability under Section 9.1, except to the extent it has been materially prejudiced by the failure to give notice. The Company will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the Company acknowledges in writing the obligation to indemnify the Investor Party against whom the claim or action is brought, the Company may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After the Company notifies the Investor Party that the Company wishes to assume the defense of a claim, action, suit or proceeding, the Company will not be liable for any further legal or other expenses incurred by the Investor Party in connection with the defense against the claim, action, suit or proceeding except that if it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and such Investor Party. In such event, the Company will pay the reasonable fees and expenses of no more than one separate counsel for all such Investor Parties promptly as such fees and expenses are incurred. Each Investor Party, as a condition to receiving indemnification as provided in Section 9.1, will cooperate in all reasonable respects with the Company in the defense of any action or claim as to which indemnification is sought. The Company will not be liable for any settlement of any action effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. The Company will not, without the prior written consent of the Investor Party, effect any settlement of a pending or threatened action with respect to which an Investor Party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the Investor Party from all liability and claims which are the subject matter of the pending or threatened action.

43

The remedies provided for in this Article IX are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Investor Party at law or in equity.

Article X
MISCELLANEOUS

Section 10.1.       Certain Fees and Expenses

Each party shall bear its own fees and expenses related to the transactions contemplated by this Agreement; provided, however, that the Company shall pay, within five Trading Days from the date of this Agreement, by wire transfer of immediately available funds to an account designated by the Investor, an amount equal to $50,000 to be applied against the Investor’s reasonable out-of-pocket expenses, including the legal fees and disbursements of the Investor’s legal counsel, incurred by the Investor in connection with the preparation, negotiation, execution and delivery of the Transaction Documents by the Investor and its due diligence investigation of the Company (such amount, the “Investor Expense Reimbursement”). For the avoidance of doubt, the Investor Expense Reimbursement shall be non-refundable when paid as of the Closing Date, regardless of whether any VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement. The Company shall pay all federal, state and local stamp and other similar transfer and other taxes and duties levied in connection with issuance of the Securities pursuant hereto.

Section 10.2.       Specific Enforcement, Consent to Jurisdiction, Waiver of Jury Trial.

(i)          The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

(ii)         Each party hereby irrevocably submits to the exclusive jurisdiction of the U.S. state and federal courts sitting in the City of New York, New York, for the adjudication of any dispute under this Agreement or in connection herewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law. By the execution and delivery of this Agreement, the Company acknowledges that it has, by separate written instrument, irrevocably designated and appointed Puglisi & Associates, with offices at 850 Library Avenue, Suite 204, Newark, Delaware 19711 (together with any successor, the “Agent for Service”) as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any state or federal court sitting in the City of New York, or brought under federal or state securities laws, and acknowledges that the Agent for Service has accepted such designation. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect until one year after termination of this Agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement (or, in the case of the Company, to the Agent for Service) and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

44

(iii)         EACH OF THE COMPANY AND THE INVESTOR HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO. EACH OF THE COMPANY AND THE INVESTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.2.

Section 10.3.       Entire Agreement. The Transaction Documents set forth the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, negotiations and understandings between the parties, both oral and written, with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to the subject matter hereof not expressly set forth in the Transaction Documents.

Section 10.4.      Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or electronic mail delivery at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for such communications shall be:

45

If to the Company:

Sono Group N.V.

Waldmeisterstraße 76
80935 Munich
Germany
Telephone Number: +49 (89) 4520 5818

Email: legal@sonomotors.com

Attention: Johannes Trischler and Benedict Schneider

With a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP

Neue Mainzer Straße 52

60311 Frankfurt, Germany
Telephone Number: +49 (69) 4272 5200

Email: rechbergerc@sullcrom.com

Attention: Clemens Rechberger

If to the Investor:

Joh. Berenberg, Gossler & Co. KG
c/o Berenberg Capital Markets LLC
1251 Avenue of the Americas
53rd Floor
New York, New York 10020
Attention: Equity Capital Markets
Email: ecm-bcm@berenberg-us.com
Tel: +1 (646) 949-9166
Fax: +1 (646) 949-9283

With a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom (UK) LLP
40 Bank Street, E14 5DS
London
United Kingdom
Email: James.McDonald@skadden.com
Attention: James McDonald

Either party hereto may from time to time change its address for notices by giving at least five (5) days’ advance written notice of such changed address to the other party hereto.

Section 10.5.         Waivers. No provision of this Agreement may be waived by the parties from and after the date that is one (1) Trading Day immediately preceding the date on which the Initial Registration Statement is initially filed with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercises thereof or of any other right, power or privilege.

46

Section 10.6.       Amendments. No provision of this Agreement may be amended by the parties from and after the date that is one (1) Trading Day immediately preceding the date on which the Initial Registration Statement is initially filed with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto.

Section 10.7.      Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

Section 10.8.      Construction. The parties agree that each of them and their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents. In addition, each and every reference to share prices (including the Threshold Price) and number of Ordinary Shares in any Transaction Document shall, in all cases, be subject to adjustment for any share splits, share combinations, share dividends, recapitalizations, reorganizations and other similar transactions that occur on or after the date of this Agreement. Any reference in this Agreement to “Dollars” or “$” shall mean the lawful currency of the United States of America. Any references to “Section” or “Article” in this Agreement shall, unless otherwise expressly stated herein, refer to the applicable Section or Article of this Agreement.

Section 10.9.      Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither the Company nor the Investor may assign this Agreement or any of their respective rights or obligations hereunder to any Person.

Section 10.10.    No Third Party Beneficiaries. Except as expressly provided in Article IX, this Agreement is intended only for the benefit of the parties hereto and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 10.11.    Governing Law. This Agreement shall be governed by and construed in accordance with the internal procedural and substantive laws of the State of New York, without giving effect to any laws or rules of such state that would cause the application of the laws of any other jurisdiction.

Section 10.12.    Survival. The representations, warranties, covenants and agreements of the Company and the Investor contained in this Agreement shall survive the execution and delivery hereof until the termination of this Agreement; provided, however, that (i) the provisions of Article V (Representations, Warranties and Covenants of the Company), Article VIII (Termination), Article IX (Indemnification) and this Article X (Miscellaneous) shall remain in full force and effect indefinitely notwithstanding such termination, and, (ii) so long as the Investor owns any Securities, the covenants and agreements of the Company and the Investor contained in Article VI (Additional Covenants), shall remain in full force and effect notwithstanding such termination for a period of six (6) months following such termination.

47

Section 10.13.    Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, www.signeasy.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

Section 10.14.    Publicity. The Company shall afford the Investor with a reasonable opportunity to review and comment upon, shall consult with the Investor on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, Commission filing or any other public disclosure made by or on behalf of the Company relating to the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby, prior to the issuance, filing or public disclosure thereof. For the avoidance of doubt, the Company shall not be required to submit for review any such disclosure (i) contained in periodic reports filed with the Commission under the Exchange Act if it shall have previously provided substantially the same disclosure to the Investor or its counsel for review in connection with a previous filing or (ii) any Prospectus Supplement if it contains disclosure that does not reference the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby.

Section 10.15.    Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 10.16.    Further Assurances. From and after the Closing Date, upon the request of the Investor or the Company, each of the Company and the Investor shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

48

Section 10.17.    Currency. Each reference in this Agreement to U.S. Dollars (the “Relevant Currency”) is of the essence. To the fullest extent permitted by law, the obligations of the Company in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Relevant Currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the business day immediately following the day on which such party receives such payment. If the amount in the Relevant Currency that may be so purchased for any reason falls short of the amount originally due, the Company making such payment will pay such additional amounts, in the Relevant Currency, as may be necessary to compensate for the shortfall. Any obligation of the Company not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

[Signature Pages Follow]

49

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

THE COMPANY:

SONO GROUP N.V.

By:	/s/ Laurin Hahn
Name: Laurin Hahn
Title: Chief Executive Officer and Member of the Management Board

By:	/s/ Torsten Kiedel
Name: Torsten Kiedel
Title: Chief Financial Officer, Controller/Principal Accounting Officer

THE INVESTOR:

Joh. Berenberg, Gossler & Co. KG.

By:	/s/ Dr. Martin Kniehase
Name: Dr. Martin Kniehase
Title: Director

By:	/s/ Timothy Knauff
Name: Timothy Knauff
Title: Vice President

ANNEX I TO THE
ORDINARY SHARES PURCHASE AGREEMENT
DEFINITIONS

“Accountant” shall have the meaning assigned to such term in Section 5.6(d).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Agent for Service” shall have the meaning assigned to such term in Section 10.2(ii).

“Aggregate Limit” shall have the meaning assigned to such term in Section 2.1.

“Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar U.S. federal or state or any Dutch law for the relief of debtors, including, without limitation, U.S. federal or state insolvency laws and Dutch insolvency laws.

“Beneficial Ownership Limitation” shall have the meaning assigned to such term in Section 3.5.

“Bloomberg” means Bloomberg, L.P.

“Bring Down Opinion” shall have the meaning assigned to such term in Section 6.14.

“Broker-Dealer” shall have the meaning assigned to such term in Section 6.13.

“Capital Increase Account” shall have the meaning assigned to such term in Section 3.3(a).

“Capital Increase Amount” shall have the meaning assigned to such term in Section 3.3(a).

“Closing” shall have the meaning assigned to such term in Section 2.2.

“Closing Date” means the date of this Agreement.

“Closing Sale Price” means, for the Ordinary Shares as of any date, the last closing trade price for the Ordinary Shares on the Trading Market (or, if the Ordinary Shares is then listed on an Eligible Market, on such Eligible Market), as reported by Bloomberg, or, if the Trading Market (or such Eligible Market, as applicable) begins to operate on an extended hours basis and does not designate the closing trade price for the Ordinary Shares, then the last trade price for the Ordinary Shares prior to 4:00 p.m., New York City time, as reported by Bloomberg. All such determinations shall be appropriately adjusted for any share splits, share dividends, share combinations, recapitalizations or other similar transactions during such period.

“Commencement” shall have the meaning assigned to such term in Section 3.1.

I-1

“Commencement Date” shall have the meaning assigned to such term in Section 3.1.

“Commission” means the U.S. Securities and Exchange Commission or any successor entity.

“Commission Documents” shall mean (1) all reports, schedules, registrations, forms, statements, information and other documents filed with or furnished to the Commission by the Company pursuant to the reporting requirements of the Exchange Act, including all material filed with or furnished to the Commission pursuant to Section 13(a) or Section 15(d) of the Exchange Act, since November 16, 2021, including, without limitation, the Annual Report on Form 20-F filed by the Company for its fiscal year ended December 31, 2021 (the “2021 Form 20-F”), and which hereafter shall be filed with or furnished to the Commission by the Company, including, without limitation, the Form 6-K Report, (2) each Registration Statement, as the same may be amended from time to time, the Prospectus contained therein and each Prospectus Supplement thereto and (3) all information contained in such filings and all documents and disclosures that have been and heretofore shall be incorporated by reference therein.

“Company” shall have the meaning assigned to such term in the preamble of this Agreement.

“Compliance Certificate” shall have the meaning assigned to such term in Section 7.2(ii).

“Confidential Information” means any information, knowledge or data concerning the businesses or affairs of (i) the Company or any of its Subsidiaries that is not in the public domain, or (ii) any Suppliers or customers of the Company or any of its Subsidiaries that is subject to restrictions on use or disclosure to third parties in any currently enforceable written confidentiality agreements with the Company or any of its Subsidiaries.

“Cover Price” shall have the meaning assigned to such term in Section 3.3(e).

“Custodian” shall mean any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Damages” shall have the meaning assigned to such term in Section 9.1.

“Deed of Issue” means a Dutch law deed of issue for the issuance of Shares issued pursuant to the terms of a VWAP Purchase Notice or Shares issued pursuant to the terms of an Intraday VWAP Purchase Notice.

“Disqualification Event” shall have the meaning assigned to such term in Section 5.43.

“DTC” means The Depository Trust Company, a subsidiary of The Depository Trust & Clearing Corporation, or any successor thereto.

“DWAC” shall have the meaning assigned to such term in Section 5.33.

I-2

“DWAC Shares” means Ordinary Shares issued pursuant to this Agreement that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and without stop transfer instructions maintained against the transfer thereof and (iii) timely credited by the Company’s transfer agent to the Investor’s (or its designee’s) specified DWAC account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“Effective Date” means, with respect to the Initial Registration Statement filed pursuant to Section 2(a) of the Registration Rights Agreement (or any post-effective amendment thereto) or any New Registration Statement filed pursuant to Section 2(c) of the Registration Rights Agreement (or any post-effective amendment thereto), as applicable, the date on which the Initial Registration Statement (or any post-effective amendment thereto) or any New Registration Statement (or any post-effective amendment thereto) is declared effective by the Commission.

“Effectiveness Deadline” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Eligible Market” means The Nasdaq Capital Market, The Nasdaq Global Select Market, the New York Stock Exchange or the NYSE American (or any nationally recognized successor to any of the foregoing).

“Environmental Laws” shall have the meaning assigned to such term in Section 5.18.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

“Filing Deadline” shall have the meaning assigned to such term in the Registration Rights Agreement.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Form 6-K Report” shall have the meaning assigned to such term in Section 2.3.

“Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, with the result that the holders of the Company’s share capital immediately prior to such consolidation or merger together beneficially own less than 50% of the outstanding voting power of the surviving or resulting corporation, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (3) take action to facilitate a purchase, tender or exchange offer by another Person that is accepted by the holders of more than 50% of the outstanding Ordinary Shares (excluding any Ordinary Shares held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding Ordinary Shares (not including any Ordinary Shares held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify its Ordinary Shares, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares.

I-3

“Governmental Authority” means any United States or Dutch: (i) federal, state, local, municipal or other government; or (iii) governmental, quasi-governmental, public or statutory authority of any nature (including any governmental division, department, agency, regulatory or administrative authority, commission, instrumentality, official, organization, unit, body, or Entity and any court, judicial or arbitral body, or other tribunal).

“IFRS” shall have the meaning assigned to such term in Section 5.6(b).

“Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of €5,000,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements, indemnities and other contingent obligations in respect of Indebtedness of others in excess of €5,000,000, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of €5,000,000 due under leases required to be capitalized in accordance with GAAP. Notwithstanding anything to the contrary contained herein, “Indebtedness” of any Person shall not include any item that would otherwise constitute “Indebtedness” of such Person that is an obligation between such Person and any wholly owned Subsidiary of such Person or between any two or more wholly owned Subsidiaries of such Person.

“Initial Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Intellectual Property” shall have the meaning assigned to such term in Section 5.17(b).

“Intraday VWAP Purchase” shall have the meaning assigned to such term in Section 3.2.

“Intraday VWAP Purchase Commencement Time” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the time that is thirty (30) minutes after the latest of: (i) the VWAP Purchase Ending Time of the VWAP Purchase Period for the VWAP Purchase preceding the Intraday VWAP Purchase Period for such Intraday VWAP Purchase occurring on the same Purchase Date as such earlier VWAP Purchase, if the Company has timely delivered a VWAP Purchase Notice to the Investor for a VWAP Purchase on such Purchase Date, (ii) the Intraday VWAP Purchase Ending Time of the Intraday VWAP Purchase Period for the most recent prior Intraday VWAP Purchase, if any, occurring on the same Purchase Date as such Intraday VWAP Purchase, and (iii) the Investor’s timely receipt (acknowledged by email correspondence to each of the individual notice recipients of the Company set forth in the applicable Intraday VWAP Purchase Notice, other than via auto-reply) from the Company of the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase on the applicable Purchase Date therefor.

I-4

“Intraday VWAP Purchase Confirmation” shall have the meaning assigned to such term in Section 3.2.

“Intraday VWAP Purchase Ending Time” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the time on the Purchase Date for such Intraday VWAP Purchase that is the earliest of: (i) 4:00 p.m., New York City time, on the applicable Purchase Date for such Intraday VWAP Purchase, or such earlier time publicly announced by the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, by such Eligible Market) as the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date; and (ii) immediately at such time following the Intraday VWAP Purchase Commencement Time of the Intraday VWAP Purchase Period for such Intraday VWAP Purchase that the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period has exceeded the applicable Intraday VWAP Purchase Share Volume Maximum for such Intraday VWAP Purchase; provided, however, that the calculation of the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period shall exclude from such calculation (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable); and (iii) immediately at such time following the Intraday VWAP Purchase Commencement Time of the Intraday VWAP Purchase Period for such Intraday VWAP Purchase that the Sale Price of any Ordinary Share traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period is less than the applicable Intraday VWAP Purchase Minimum Price Threshold; provided, however, that the determination of whether the Sale Price of any Ordinary Share traded during such Intraday VWAP Purchase Period is less than the applicable Intraday VWAP Purchase Minimum Price Threshold shall exclude (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable) (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

I-5

“Intraday VWAP Purchase Maximum Amount” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, such number of Ordinary Shares equal to the lesser of: (i) the product of (a) the Purchase Share Percentage, multiplied by (b) the Purchase Volume Reference Amount applicable to such Intraday VWAP Purchase, and (ii) the product of (a) the Purchase Share Percentage, multiplied by (b) the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during the Intraday VWAP Purchase Period for such Intraday VWAP Purchase; provided, however, that the calculation of the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period shall exclude from such calculation (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable) (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), (iii) the number of Ordinary Shares that the Company can issue on the relevant Purchase Date under the authorized share capital included in the Articles of Association, less any Ordinary Shares issuable by the Company pursuant to securities convertible into, exchangeable for or exercisable for Ordinary Shares, and (iv) the number of Ordinary Shares in respect of which the Management Board has been designated by the Company's general meeting as being the competent corporate body on the relevant Purchase Date to issue such Ordinary Shares and to exclude any pre-emptive rights in connection therewith.

“Intraday VWAP Purchase Minimum Price Threshold” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the U.S. dollar amount specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “Intraday VWAP Purchase Ending Time” shall have occurred during the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction); provided, however, that if the Company has not specified any such U.S. dollar amount as the per share minimum Sale Price threshold in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, then the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “Intraday VWAP Purchase Ending Time” shall have occurred during the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase shall be such U.S. dollar amount equal to the product of (a) the Closing Sale Price of the Ordinary Shares on the Trading Day immediately preceding the Purchase Date for such Intraday VWAP Purchase, multiplied by (b) 0.75 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

“Intraday VWAP Purchase Notice” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, an irrevocable written notice from the Company to the Investor directing the Investor to purchase a specified Intraday VWAP Purchase Share Amount (such specified Intraday VWAP Purchase Share Amount subject to adjustment as set forth in Section 3.2 as necessary to give effect to the Intraday VWAP Purchase Maximum Amount), at the applicable Intraday VWAP Purchase Price therefor on the Purchase Date for such Intraday VWAP Purchase in accordance with this Agreement, that is delivered by the Company to the Investor and received by the Investor (i) after the latest of (X) 10:00 a.m., New York City time, on such Purchase Date, if the Company has not timely delivered a VWAP Purchase Notice to the Investor for a VWAP Purchase on such Purchase Date, (Y) the VWAP Purchase Ending Time of the VWAP Purchase Period for the VWAP Purchase preceding the Intraday VWAP Purchase Period for such Intraday VWAP Purchase occurring on the same Purchase Date as such earlier VWAP Purchase, if the Company has timely delivered a VWAP Purchase Notice to the Investor for a VWAP Purchase on such Purchase Date, and (Z) the Intraday VWAP Purchase Ending Time of the Intraday VWAP Purchase Period for the most recent prior Intraday VWAP Purchase, if any, occurring on the same Purchase Date as such Intraday VWAP Purchase, and (ii) prior to the earlier of (X) 2:00 p.m., New York City time, on such Purchase Date and (Y) such time that is exactly one (1) hour immediately prior to the official close of the primary (or “regular”) trading session on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market) on such Purchase Date, if the Trading Market (or such Eligible Market, as applicable) has theretofore publicly announced that the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date shall be earlier than 4:00 p.m., New York City time, on such Purchase Date.

I-6

“Intraday VWAP Purchase Period” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the period on the Purchase Date for such Intraday VWAP Purchase, beginning at the applicable Intraday VWAP Purchase Commencement Time and ending at the applicable Intraday VWAP Purchase Ending Time on such Purchase Date for such Intraday VWAP Purchase.

“Intraday VWAP Purchase Price” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the purchase price per Share to be purchased by the Investor in such Intraday VWAP Purchase, equal to the product of (i) 0.98, multiplied by (ii) the VWAP of the Ordinary Shares for the applicable Intraday VWAP Purchase Period on the applicable Purchase Date for such Intraday VWAP Purchase; provided, that the calculation of the VWAP for the Ordinary Shares for the Intraday VWAP Purchase Period for an Intraday VWAP Purchase, (A) during which Intraday VWAP Purchase Period the opening or first purchase of Ordinary Shares at or following the official open of the primary (or “regular”) trading session on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market) on the Purchase Date for such Intraday VWAP Purchase has occurred, shall exclude from such calculation such opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, and (B) during which Intraday VWAP Purchase Period the last or closing sale of Ordinary Shares at or prior to the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on the Purchase Date for such Intraday VWAP Purchase has occurred (as applicable), shall exclude from such calculation such last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date. All such calculations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction. For the avoidance of doubt, the Intraday VWAP Purchase Price, on a per Share basis, shall never be less than the Issue Price.

“Intraday VWAP Purchase Share Amount” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the total number of Shares to be purchased by the Investor in such Intraday VWAP Purchase as specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, which total number of Shares shall not exceed the Intraday VWAP Purchase Maximum Amount applicable to such Intraday VWAP Purchase (and such number of Shares specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase shall be subject to automatic adjustment in accordance with Section 3.2 hereof as necessary to give effect to the Intraday VWAP Purchase Maximum Amount limitation applicable to such Intraday VWAP Purchase as set forth in this Agreement).

I-7

“Intraday VWAP Purchase Share Volume Maximum” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, a number of Ordinary Shares equal to the quotient obtained by dividing (i) the Intraday VWAP Purchase Share Amount to be purchased by the Investor in such Intraday VWAP Purchase, by (ii) the Purchase Share Percentage (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

“Investment Period” means the period commencing on the Commencement Date and expiring on the date this Agreement is subsequently terminated pursuant to Article VIII.

“Investor” shall have the meaning assigned to such term in the preamble of this Agreement.

“Investor Party” shall have the meaning assigned to such term in Section 9.1.

“Issue Price” means the U.S. Dollar equivalent of the applicable nominal value of a single Ordinary Share (which, as of the date of this Agreement, is €0.06 per share) as of the relevant date of determination, calculated in accordance with the applicable Exchange Rate on such relevant date of determination.

“Issuer Covered Person” shall have the meaning assigned to such term in Section 5.43.

“IT Systems and Data” shall have the meaning assigned to such term in Section 5.41.

“Knowledge” means the actual knowledge of any of (i) the Company’s two co-Chief Executive Officers and co-Founders, (ii) the Company’s Chief Financial Officer, (iii) the Company’s Chief Operating Officer and (iv) the Company’s Chief Technology Officer, in each case after reasonable inquiry of all officers, directors and employees of the Company and its Subsidiaries under such Person’s direct supervision who would reasonably be expected to have knowledge or information with respect to the matter in question; it being understood that with respect to matters related to Intellectual Property and IT Systems and Data, such reasonable inquiry shall not require the Company or any of the foregoing individuals to perform (or to have performed) any clearance searches, seek any freedom to operate or other legal opinions or otherwise conduct any additional investigations with respect to Intellectual Property or IT Systems and Data.

I-8

“Material Adverse Effect” means (i) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its Subsidiaries, taken as a whole, excluding any facts, circumstances, changes or effects, individually or in the aggregate, exclusively and directly resulting from, relating to or arising out of any of the following: (a) changes in conditions in the U.S. or global capital, credit or financial markets generally, including changes in the availability of capital or currency exchange rates, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies, (b) changes generally affecting the industries in which the Company and its Subsidiaries operate, provided such changes shall not have affected the Company and its Subsidiaries, taken as a whole, in a materially disproportionate manner as compared to other similarly situated companies, (c) any effect of the announcement of, or the consummation of the transactions contemplated by, this Agreement and the Registration Rights Agreement on the Company’s relationships, contractual or otherwise, with customers, suppliers, vendors, bank lenders, strategic venture partners or employees, (d) changes arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (e) any action taken by the Investor, any of its officers or the Investor’s Broker-Dealer, or any of such Person’s successors with respect to the transactions contemplated by this Agreement and the Registration Rights Agreement, and (f) the effect of any changes in applicable laws or accounting rules, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies; (ii) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any material adverse effect on the legality, validity or enforceability of any of the Transaction Documents or the transactions contemplated thereby; or (iii) any condition, occurrence, state of facts or event that would, or insofar as reasonably can be foreseen would likely, prohibit or otherwise materially interfere with or delay the ability of the Company to perform any of its obligations under any of the Transaction Documents to which it is a party.

“Material Agreements” shall have the meaning assigned to such term in Section 5.19.

“New Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“New York Court” shall have the meaning assigned to such term in Section 5.49.

“Ordinary Shares” means the ordinary shares, nominal value €0.06 per share, in the capital of the Company.

“Ordinary Shares Equivalents” means any securities of the Company or its Subsidiaries which entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred shares, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares.

“PEA Period” means the period commencing at 9:30 a.m., New York City time, on the fifth (5th) Trading Day immediately prior to the filing of any post-effective amendment to the Initial Registration Statement or any New Registration Statement, and ending at 9:30 a.m., New York City time, on the Trading Day immediately following, the Effective Date of such post-effective amendment.

“Permits” shall have the meaning assigned to such term in Section 5.17(a).

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association, or to the extent not already covered, an Entity, or government, political subdivision, agency or instrumentality of a government, or to the extent not already covered, a Governmental Authority.

I-9

“PFIC” shall have the meaning assigned to such term in Section 5.39.

“Prospectus” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Prospectus Supplement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Purchase Condition Satisfaction Time” shall have the meaning assigned to such term in Section 7.3.

“Purchase Date” means, (i) with respect to a VWAP Purchase made pursuant to Section 3.1, the Trading Day on which the Investor timely receives, (A) after 2:00 a.m., New York City time, and (B) prior to 6:00 a.m., New York City time, on such Trading Day, a valid VWAP Purchase Notice for such VWAP Purchase in accordance with this Agreement, and (ii) with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the Trading Day on which the Investor timely receives a valid Intraday VWAP Purchase Notice for such Intraday VWAP Purchase in accordance with this Agreement, (A) after the latest of (X) 10:00 a.m., New York City time, on such Trading Day, if the Company has not timely delivered a valid VWAP Purchase Notice to the Investor for a VWAP Purchase on such Trading Day, (Y) the VWAP Purchase Ending Time of the VWAP Purchase Period for the VWAP Purchase preceding the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase occurring on the same Trading Day as such earlier VWAP Purchase, if the Company has timely delivered a valid VWAP Purchase Notice to the Investor for a VWAP Purchase on such Trading Day, and (Z) the Intraday VWAP Purchase Ending Time of the Intraday VWAP Purchase Period for the most recent prior Intraday VWAP Purchase, if any, occurring on the same Trading Day as such Intraday VWAP Purchase, and (B) prior to the earlier of (X) 2:00 p.m., New York City time, on such Trading Day for such Intraday VWAP Purchase and (Y) such time that is exactly one (1) hour immediately prior to the official close of the primary (or “regular”) trading session on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market) on such Trading Day, if the Trading Market (or such Eligible Market, as applicable) has publicly announced that the official close of the primary (or “regular”) trading session shall be earlier than 4:00 p.m., New York City time, on such Trading Day.

“Purchase Share Delivery Date” shall have the meaning assigned to such term in Section 3.3(c).

“Purchase Share Percentage” means, with respect to a VWAP Purchase made pursuant to Section 3.1 and with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, twenty percent (20.0%).

I-10

“Purchase Volume Reference Amount” means, with respect to a VWAP Purchase made pursuant to Section 3.1 and with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, such number of Ordinary Shares equal to the quotient obtained by dividing (i) the total aggregate number (or volume) of Ordinary Shares traded during the full primary (or “regular”) trading sessions on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market) during the ten (10) consecutive Trading Day period ending on (and including) the Trading Day immediately preceding the Purchase Date for such VWAP Purchase and/or for such Intraday VWAP Purchase (as applicable), by (ii) ten (10). All such calculations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction.

“Registrable Securities” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Registration Period” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Registration Rights Agreement” shall have the meaning assigned to such term in the recitals hereof.

“Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Regulation D” shall have the meaning assigned to such term in the recitals of this Agreement.

“Relevant Currency” shall have the meaning assigned to such term in Section 10.17.

“Restricted Period” shall have the meaning assigned to such term in Section 6.9(i).

“Restricted Person” shall have the meaning assigned to such term in Section 6.9(i).

“Restricted Persons” shall have the meaning assigned to such term in Section 6.9(i).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect.

“Sale Price” means any trade price for an Ordinary Share on the Trading Market, or if the Ordinary Shares are then traded on an Eligible Market, on such Eligible Market, as reported by Bloomberg.

“Sanctioned Country” and “Sanctioned Countries” shall have the meanings assigned to such terms in Section 5.37.

“Sanctioned Person” and “Sanctioned Persons” shall have the meanings assigned to such terms in Section 5.37.

“Sanctions” shall have the meanings assigned to such term in Section 5.37.

“Section 4(a)(2)” shall have the meaning assigned to such term in the recitals of this Agreement.

I-11

“Securities” means the Shares.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Shares” shall mean the Ordinary Shares that may be purchased by the Investor under this Agreement pursuant to one or more VWAP Purchase Notices or one or more Intraday VWAP Purchase Notices.

“Short Sales” shall mean “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

“Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

“Threshold Price” means $1.00, which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, share split or other similar transaction and, effective upon the consummation of any such reorganization, recapitalization, non-cash dividend, share split or other similar transaction, the “Threshold Price” shall mean the lower of (i) such adjusted price and (ii) $1.00.

“Total Commitment” shall have the meaning assigned to such term in Section 2.1.

“Trading Day” shall mean any day on which the Trading Market or, if the Ordinary Shares are then listed on an Eligible Market, such Eligible Market is open for “regular” trading, including any day on which the Trading Market (or such Eligible Market, as applicable) is open for “regular” trading for a period of time less than the customary “regular” trading period.

“Trading Market” means The Nasdaq Global Market (or any nationally recognized successor thereto).

“Transaction Documents” means, collectively, this Agreement and the exhibits hereto, the Registration Rights Agreement, and the exhibits thereto, and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.

“Transfer Taxes” shall have the meaning assigned to such term in Section 5.47.

I-12

“VWAP” means, for the Ordinary Shares for a specified period, the dollar volume-weighted average price for the Ordinary Shares on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market), for such period, as reported by Bloomberg through its “AQR” function; provided, however, that (i) the calculation of the dollar volume-weighted average price for the Ordinary Shares for the VWAP Purchase Period for each VWAP Purchase, (A) during which VWAP Purchase Period the opening or first purchase of Ordinary Shares at or following the official open of the primary (or “regular”) trading session on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market) on the Purchase Date for such VWAP Purchase has occurred, shall exclude from such calculation such opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, and (B) during which VWAP Purchase Period the last or closing sale of Ordinary Shares at or prior to the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on the Purchase Date for such VWAP Purchase has occurred (as applicable), shall exclude from such calculation such last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date; and (ii) the calculation of the dollar volume-weighted average price for the Ordinary Shares for the Intraday VWAP Purchase Period for each Intraday VWAP Purchase, (A) during which Intraday VWAP Purchase Period the opening or first purchase of Ordinary Shares at or following the official open of the primary (or “regular”) trading session on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market) on the Purchase Date for such Intraday VWAP Purchase has occurred, shall exclude from such calculation such opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, and (B) during which Intraday VWAP Purchase Period the last or closing sale of Ordinary Shares at or prior to the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on the Purchase Date for such Intraday VWAP Purchase has occurred (as applicable), shall exclude from such calculation such last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date. All such calculations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction.

“VWAP Purchase” shall have the meaning assigned to such term in Section 3.1.

“VWAP Purchase Commencement Time” means, with respect to a VWAP Purchase made pursuant to Section 3.1, 9:30:01 a.m., New York City time, on the Purchase Date for such VWAP Purchase, or such later time on such Purchase Date publicly announced by the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, by such Eligible Market) as the official open of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date.

“VWAP Purchase Confirmation” shall have the meaning assigned to such term in Section 3.1.

I-13

“VWAP Purchase Ending Time” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the time on the Purchase Date for such VWAP Purchase that is the earliest of: (i) 4:00 p.m., New York City time, on the applicable Purchase Date for such VWAP Purchase, or such earlier time publicly announced by the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, by such Eligible Market) as the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date; (ii) immediately at such time following the VWAP Purchase Commencement Time of the VWAP Purchase Period for such VWAP Purchase that the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period has exceeded the applicable VWAP Purchase Share Volume Maximum for such VWAP Purchase; provided, however, that the calculation of the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period shall exclude from such calculation (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable); and (iii) immediately at such time following the VWAP Purchase Commencement Time of the VWAP Purchase Period for such VWAP Purchase that the Sale Price of any Ordinary Share traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period is less than the applicable VWAP Purchase Minimum Price Threshold; provided, however, that the determination of whether the Sale Price of any Ordinary Share traded during such VWAP Purchase Period is less than the applicable VWAP Purchase Minimum Price Threshold shall exclude (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable) (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

“VWAP Purchase Maximum Amount” means, with respect to a VWAP Purchase made pursuant to Section 3.1, such number of Ordinary Shares equal to the lesser of: (i) the product of (a) the Purchase Share Percentage, multiplied by (b) the Purchase Volume Reference Amount applicable to such VWAP Purchase, (ii) the product of (a) the Purchase Share Percentage, multiplied by (b) the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during the VWAP Purchase Period for such VWAP Purchase; provided, however, that the calculation of the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period shall exclude from such calculation (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable) (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), (iii) the number of Ordinary Shares that the Company can issue on the relevant Purchase Date under the authorized share capital included in the Articles of Association, less any Ordinary Shares issuable by the Company pursuant to securities convertible into, exchangeable for or exercisable for Ordinary Shares, and (iv) the number of Ordinary Shares in respect of which the Management Board has been designated by the Company's general meeting as being the competent corporate body on the relevant Purchase Date to issue such Ordinary Shares and to exclude any pre-emptive rights in connection therewith.

I-14

“VWAP Purchase Minimum Price Threshold” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the U.S. dollar amount specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “VWAP Purchase Ending Time” shall have occurred during the applicable VWAP Purchase Period for such VWAP Purchase (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction); provided, however, that if the Company has not specified any such U.S. dollar amount as the per share minimum Sale Price threshold in the applicable VWAP Purchase Notice for such VWAP Purchase, then the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “VWAP Purchase Ending Time” shall have occurred during the applicable VWAP Purchase Period for such VWAP Purchase shall be such U.S. dollar amount equal to the product of (a) the Closing Sale Price of the Ordinary Shares on the Trading Day immediately preceding the Purchase Date for such VWAP Purchase, multiplied by (b) 0.75 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

“VWAP Purchase Notice” means, with respect to a VWAP Purchase made pursuant to Section 3.1, an irrevocable written notice delivered by the Company to the Investor, and received by the Investor, after 2:00 a.m., New York City time, and prior to 6:00 a.m., New York City time, on the Purchase Date for such VWAP Purchase, directing the Investor to purchase a specified VWAP Purchase Share Amount (such specified VWAP Purchase Share Amount subject to adjustment as set forth in Section 3.1 as necessary to give effect to the VWAP Purchase Maximum Amount), at the applicable VWAP Purchase Price therefor on such Purchase Date for such VWAP Purchase in accordance with this Agreement.

“VWAP Purchase Period” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the period on the Purchase Date for such VWAP Purchase, beginning at the applicable VWAP Purchase Commencement Time and ending at the applicable VWAP Purchase Ending Time on such Purchase Date for such VWAP Purchase.

“VWAP Purchase Price” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the purchase price per Share to be purchased by the Investor in such VWAP Purchase, equal to the product of (i) 0.98, multiplied by (ii) the VWAP of the Ordinary Shares for the applicable VWAP Purchase Period on the applicable Purchase Date for such VWAP Purchase; provided, that the calculation of the VWAP for the Ordinary Shares for the VWAP Purchase Period for each VWAP Purchase, (A) during which VWAP Purchase Period the opening or first purchase of Ordinary Shares at or following the official open of the primary (or “regular”) trading session on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market) on the Purchase Date for such VWAP Purchase has occurred, shall exclude from such calculation such opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, and (B) during which VWAP Purchase Period the last or closing sale of Ordinary Shares at or prior to the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on the Purchase Date for such VWAP Purchase has occurred (as applicable), shall exclude from such calculation such last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date. All such calculations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction. For the avoidance of doubt, the VWAP Purchase Price, on a per Share basis, shall never be less than the Issue Price.

I-15

“VWAP Purchase Share Amount” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the total number of Shares to be purchased by the Investor in such VWAP Purchase as specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase, which total number of Shares shall not exceed the VWAP Purchase Maximum Amount applicable to such VWAP Purchase (and such number of Shares specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase shall be subject to automatic adjustment in accordance with Section 3.1 hereof as necessary to give effect to the VWAP Purchase Maximum Amount limitation applicable to such VWAP Purchase as set forth in this Agreement).

“VWAP Purchase Share Volume Maximum” means, with respect to a VWAP Purchase made pursuant to Section 3.1, a number of Ordinary Shares equal to the quotient obtained by dividing (i) the VWAP Purchase Share Amount to be purchased by the Investor in such VWAP Purchase, by (ii) the Purchase Share Percentage (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

I-16

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

[TO BE FURNISHED SEPARATELY]

A-1

EXHIBIT B

CLOSING CERTIFICATE

[●], 2022

The undersigned, the [●] of Sono Group N.V., a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands (the “Company”), delivers this certificate in connection with the Ordinary Shares Purchase Agreement, dated as of June 13, 2022 (the “Agreement”), by and between the Company and Joh. Berenberg, Gossler & Co. KG (the “Investor”), and hereby certifies on the date hereof that (capitalized terms used herein without definition have the meanings assigned to them in the Agreement):

1.         Attached hereto as Exhibit A is a true, complete and correct copy of the Company’s Articles of Association, as in effect on the date hereof, as filed with the Dutch trade register. These Articles of Association of the Company have not been further amended or restated since November 17, 2021, and no document with respect to any further amendment to these Articles of Association of the Company has since then been filed with the Dutch trade register. The Company's current Articles of Association, as filed with the Dutch trade register, are in full force and effect on the date hereof, and no action has been taken by the Company in contemplation of any such amendment or the dissolution, merger or demerger of the Company.

2.         The Company’s Supervisory Board and Management Board have each approved the transactions contemplated by the Transaction Documents; said approval has not been amended, rescinded or modified and remains in full force and effect as of the date hereof. Attached hereto as Exhibit B are true, correct and complete copies of the resolutions duly adopted by the Company’s Supervisory Board and Management Board on June [•], 2022.

3.         Each person who, as an officer of the Company, or as attorney-in-fact of an officer of the Company, signed the Transaction Documents to which the Company is a party, was duly elected, qualified and acting as such officer or duly appointed and acting as such attorney-in-fact, and the signature of each such person appearing on any such document is his genuine signature.

IN WITNESS WHEREOF, I have signed my name as of the date first above written.

Name:
Title:

B-1

EXHIBIT C

COMPLIANCE CERTIFICATE

The undersigned, the [●] of Sono Group N.V., a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands (the “Company”), delivers this certificate in connection with the Ordinary Shares Purchase Agreement, dated as of June 13, 2022 (the “Agreement”), by and between the Company and Joh. Berenberg, Gossler & Co. KG. (the “Investor”), and hereby certifies on the date hereof that, to the best of his knowledge after reasonable investigation, on behalf of the Company (capitalized terms used herein without definition have the meanings assigned to them in the Agreement):

1.         The undersigned is the duly appointed [●] of the Company.

2.         The representations and warranties of the Company set forth in Article V of the Agreement (i) that are not qualified by “materiality” or “Material Adverse Effect” are true and correct in all material respects as of [the Commencement Date] [the date hereof] with the same force and effect as if made on [the Commencement Date] [the date hereof], except to the extent such representations and warranties are as of another date, in which case, such representations and warranties are true and correct in all material respects as of such other date and (ii) that are qualified by “materiality” or “Material Adverse Effect” are true and correct as of [the Commencement Date] [the date hereof] with the same force and effect as if made on [the Commencement Date] [the date hereof], except to the extent such representations and warranties are as of another date, in which case, such representations and warranties are true and correct as of such other date.

3.         The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company [at or prior to Commencement][on or prior to the date hereof].

4.         The Shares issuable in respect of each VWAP Purchase Notice and each Intraday VWAP Purchase Notice effected pursuant to the Agreement shall be delivered to the Investor electronically as DWAC Shares, and shall be freely tradable and transferable and without restriction on resale and without any stop transfer instructions maintained against such Shares.

5.         As of [the Commencement Date][the date hereof], the Company does not possess any material non-public information.

6.         No stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus under the Securities Act has been issued and no proceedings for such purpose or pursuant to Section 8A of the Securities Act are pending before or, to the Knowledge of the Company, threatened by the Commission.

The undersigned has executed this Certificate this [●] day of [●], 202[●].

By:

Name:

Title: